16 Mart 2012 (A)

KİRA KONTRATOSU		LEASE AGREEMENT	
İl	İzmir	City	İzmir
İlçe	Çiğli	Province	Çiğli
Kiralanan Yer'in pafta, ada ve parsel no.su	Mahallesi : Sasallı mahallesi Pafta No : 27K-4B-C Ada No : 38 Parsel No: 1	Plot, block, parcel number of the Premises	District: Sasalı Plot no: 27K-4B-C, Block no: 38, Parcel no: 1
Kiralanan Yer'in cinsi	Özel Şartlar 2 nci maddesinde belirtilmiştir.	Type of the Premises	Defined under Article 2 of Special Conditions.
Kiraya Veren'in Unvanı	MED UNION CONTAINERS A.Ş. (Boğaziçi Kurumlar V.D 6130072220)	Name of the Lessor	MED UNION CONTAINERS A.Ş. (Boğaziçi Tax Office 6130072220)
Kiraya verenin adresi	Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul	Address of the Lessor	Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul
Kiracının Adı,soyadı	TPI Kompozit Kanat Sanayi Ve Ticaret A.Ş. (Çiğli V.D.)	Name of the Lessee	TPI Kompozit Kanat Sanayi Ve Ticaret A.Ş. (Çiğli V.D.)
Kiracının Adresi	Sok. 1 No. 66 Sasalı Çiğli İzmir	Address of the Lessee	Sok. 1 No. 66 Sasalı Çiğli İzmir
Bir yıllık kira karşılığı	Özel Şartlar 4 ncü maddesinde belirtilmiştir.	Annual rental fee	Defined under Article 4 of Special Conditions.
Bir aylık Kira karşılığı	Özel Şartlar 4 ncü maddesinde belirtilmiştir.	Monthly rental fee	Defined under Article 4 of Special Conditions.
Ne şekilde Ödeneceği	Özel Şartlar 4 ncü maddesinde belirtilmiştir.	Payment procedure	Defined under Article 4 of Special Conditions.
Kira müddeti	Özel Şartlar 3 ncü maddesinde belirtilmiştir.	Term of the lease	Defined under Article 3 of Special Conditions.
Kiranın başlangıcı	Özel Şartlar 3 ncü maddesinde belirtilmiştir.	Commencement date of the lease	Defined under Article 3 of Special Conditions.
Kiralanan şeyin durumu	Özel Şartlar 2 nci maddesinde belirtilmiştir.	Condition of the Premises	Defined under Article 2 of Special Conditions.
Mecurun vasfı	Özel Şartlar 2 nci maddesinde belirtilmiştir.	Status of the Premises	Defined under Article 2 of Special Conditions.

ÖZEL ŞARTLAR	SPECIAL CONDITIONS
Alkeg Enerji Sanayi ve Ticaret Anonim Şirketi ("**Eski Kiracı**" ve/veya "**Alkeg**"); Med Union Containers Anonim Şirketi ("**Kiraya Veren**" ve/veya "**Med**") arasında imzalanan 25 Mart 2010 tarihli Kira Sözleşmesini ("**Sözleşme**") Kiraya Veren'in muvafakati ile TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi'ne ("**Kiracı**" ve/veya "**TPI**") devir etmiş olmakla;	The lease agreement ("**Agreement**") executed by and between Alkeg Enerji Sanayi ve Ticaret (the "**Former Lessee**" and/or "**Alkeg**") and Med Union Containers Anonim Şirketi (the "**Lessor**" and/or "**Med Union**") on 25 March 2012 has been assigned to TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi (shall be hereinafter referred to as the "**Lessee**" and/or "**TPI**") with the approval of the Lessor.
Taraflar 16 Mart 2012 tarihinde, İzmir şehrinde işbu Sözleşmeyi imzalamışlardır.	Accordingly, this **Agreement** is executed on 16 March 2012 in the city of İzmir by and between the following Parties,
Madde I.	**Article I.**
<u>Taraflar</u>	**<u>Parties</u>**
Merkez adresi Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul olan ve	**MED UNION CONTAINERS ANONIM ŞİRKETİ** having its registered address at

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Boğaziçi Vergi Dairesine 6130072220 vergi numarası ile kayıtlı **MED UNİON CONTAINERS ANONİM ŞİRKETİ**;	Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul/Turkey registered before Boğaziçi Tax Office under Tax No: 6130072220;
Merkez adresi 1. Sokak No:66 Sasalı – Çiğli – İzmir olan ve Çiğli Vergi Dairesine 859 056 1645 vergi numarası ile kayıtlı **TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi**; ve	**TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi** having its registered address at 1. Sokak No:66 Sasalı – Çiğli – İzmir and registered before the Çiğli Tax Office under Tax No: 859 056 1645; and
Merkez adresi A.O.S.B 10.000 Sok. No: 5 Çiğli İzmir olan ve Çiğli Vergi Dairesi'ne 0540420952 numarası ile kayıtlı **Alkeg Enerji Sanayi ve Ticaret**	**Alkeg Enerji Sanayi ve Ticaret** having its registered address at A.O.S.B 10.000 Sok. No: 5 Çiğli İzmir, registered before the Çiğli Tax Office under Tax No: 0540420952
arasında akdedilmiştir.	
İşbu Sözleşme'de Kiraya Veren ve Kiracı ayrı ayrı **"Taraf"** ve birlikte **"Taraflar"** olarak anılacaktır.	In this Agreement, the Lessor and the Lessee will be individually referred to as **"Party"** and collectively as **"Parties"**.
Madde II.	**Article II.**
Sözleşme'nin Konusu	**Subject Matter**
İşbu Kira Sözleşmesi'nin konusu İzmir İli, Çiğli ilçesi, Sasalı Bölgesi'nde bulunan ve Çiğli Tapu Sicil Müdürlüğü nezdinde 27K-4B-C pafta, 38 ada, 1 Parsel'de kayıtlı bulunan toplam yüzölçümü 220.492 m² olan "Arazi" olarak tanımlı gayrimenkulün detayları Ek D, E, ve F'de listelenen Fabrika Binası dahil ancak bununla sınırlı olmaksızın Gayrimenkul üzerinde yer alan tüm taşınmazların, işbu Kira Sözleşmesinin Madde VI/1 hükmü saklı kalmak üzere (birlikte **"Kiralanan Yer"** olarak anılacaktır), Kiralanan Yer'de Kiracı tarafından yürütülecek olan ofis kurulumu, her türlü fabrika üretim işleri, gelişmiş komposit materyallerinin kullanımı ile yapısal kompozit ürünlerinin üretimi ve depolanması, rüzgârgülü türbin kanatlarının işlenmesi ve üretimi, Yeni Bina'nın inşaatı dahil ancak bunlarla sınırlı olmaksızın, Kiracı'nın ana sözleşmesinde yer alan tüm faaliyetlerinin icrası için, kiralanmasıdır.	The subject matter of this Lease Agreement is lease of real property defined as "Land" located in the city of İzmir, district of Çiğli and neighborhood of Sasallı and registered before the Çiğli Land Registry with plot no 27K-4B-C, block no 38, and parcel no 1 with a total surface area of 220.492 m² together with all facilities including but not limited to the Factory Building and the material and equipment and fixed assets contained therein and listed in Annex D, E, and F without prejudice to Article VI/1 of this Agreement (together, to be referred as the **"Premises"**), in conjunction with and as an integral part of Lessee's business and the activities as provided under its articles of association including but not limited to establishment of an office, fabrication, manufacturing and storage of structural composite products using advanced composite materials, processing, manufacturing utility-scale, wind turbine blades, and construction of the New Building.
Madde III.	**Article III.**
Sözleşme'nin Başlangıç Tarihi ve Süresi	**Commencement Date and Term of the Lease Agreement**
Kira Sözleşmesi'nin süresi 01 Mart 2012 tarihinden itibaren başlamak üzere 5 (beş) yıldır (**"Süre"**). Süre 01 Mart 2017 tarihinde sona erecektir.	The term of the lease agreement is 5 (five) years (the **"Term"**), the commencement date of which is 1 March 2012. The Term of the lease will end on 1 March 2017.

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Kiracı, Süre'yi kendi takdiriyle 1 kereye mahsus olmak üzere 5 yıllık ilave süre (**"Uzatılmış Süre"**) ile uzatma hakkına sahiptir. Kiracı, söz konusu Süre uzatma hakkını Süre'nin sona erme tarihinden en geç 6 ay önce yazılı ve resmi şekilde Kiraya Veren'e bildirerek kullanabilecektir. Kiracı Süre uzatma hakkını işbu Madde 3'te belirtilen şekilde ve zamanda kullanmaz ise, işbu Sözleşme Kiracı'nın herhangi bir tazminat veya herhangi bir nam altında ödeme yapma yükümlülüğü olmaksızın sona erecektir. Taraflar, Uzatılmış Süre'nin sonunda karşılıklı yazılı mutabakatla kira süresini beşer yıllık sürelerle uzatabilirler.	However, the Lessee will have the option to extend Term for 1 term of 5 years (**"Extended Term"**) at its sole discretion. The Lessee shall exercise the option to extend the Term through an official notification to be served on the Lessor no later than 6 months before the end of the initial term. Lessee's failure to exercise the option to extend the Term promptly and as described in this Article 3 will result in the expiration of this Agreement without paying any compensation or any payment under any name. The term of the Lease Agreement may be extended with the mutual consent of the Parties for 5-year-terms at the end of the Extended Term.
Kiracı, işbu Sözleşme'nin hitamında Kiralanan Yer'i iyi halde ve Ek D'de listelenen malzeme ve teçhizatları bırakarak tahliye etmek zorundadır. Kiracı kullanım sonucu olan yıpranma ve aşınmalardan sorumlu değildir.	Upon expiration of the Agreement, the Lessee is obliged to vacate the Premises in good order and together with all material and equipment listed in Annex D. The Lessee is not responsible for the ordinary wear and tear arising from usage.
Sözleşme'nin feshi veya Sözleşme'nin sona ermesi durumunda, Kiracı; Kiralanan Yer'i fesih veya sona erme tarihini müteakip, kira bedelini ödemek kayıt ve şartı ile 3 (üç) ay içinde ve iyi halde tahliye edecektir. Kiralanan Yer'in söz konusu 3 (üç) aylık süre dahilinde tahliye edilmemesi halinde, Kiracı tahliye edilecek güne kadar geçen her gün için Kiraya Veren'e 10.000 (Onbin) Amerikan Doları cezai şart ödemeyi kabul ve taahhüt eder.	Upon termination of the Agreement or expiration of the Term, the Lessee will vacate the Premises in good order within 3 (three) months (rent being payable) following the effective date of the termination. If the Premises is not vacated upon expiry of the 3-month period, the Lessee will pay 10,000 USD (ten thousand American Dollars) for each day of delay in handing over the Premises to the Lessor, as penalty.
Taraflardan birinin, imza tarihinden itibaren başlayan süreçte, iflası, ticareti terk etmesi, kendi kendini tasfiye etmesi, iflası ertelenmesi kararı alması ya da konkordato ilan etmesi durumunda, diğer taraf, herhangi bir süre vermeksizin işbu sözleşmeyi derhal ve tek taraflı olarak feshedebilir.	In case one of the Parties goes bankrupt, ceases trading, self-liquidates, takes a resolution regarding postponement of bankruptcy or announces arrangement of bankruptcy, the other Party is entitled to immediately and unilaterally terminate this Agreement without giving a notice.
Kiracı, Kiraya Veren'in işbu Sözleşme'de yer alan beyan ve taahhütlerinin tümünün ya da bir kısmını ihlal etmesi durumunda, bu Sözleşme'yi derhal tek taraflı feshetme hakkına sahiptir. Sözleşme'nin belirtilen şekilde tek taraflı feshedilmesi halinde, Taraflardan her biri kira, cezai şart, gelir kaybı dahil her ne nam altında olursa olsun herhangi bir ödeme talep etme hakkına sahip değildirler.	The Lessee may unilaterally and immediately terminate the Agreement if the Lessor's representations and warranties provided under this Agreement are fully or partially breached. In case of such termination, neither the Lessee nor the Lessor will be entitled to claim any rent, penalty, loss of income or any other payments or charges under whatsoever name.
Madde IV.	**Article IV.**
Kira Bedel ve Ödemesi	**Rental Fee and its Payment**
Taraflar aylık kira bedelinin 79.000 Euro + KDV ve yıllık kira bedelinin 948.000 Euro + KDV karşılığı Türk Lirası olduğunu kabul ve beyan	The Parties agree and accept that the monthly rental fee is 79,000 Euro + V.A.T and the annual rental fee is 948,000 Euro + V.A.T. in its

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ederler. İşbu Sözleşme'nin Süresi dahilinde Euro'nun Avrupa Birliği (AB) resmi para birimi olmasından çıkması durumunda, Kira Bedeli, Euro'nun AB resmi para birimi olmasından çıkması tarihindfen iki ay evvelki ayın 30 günlük ortalaması bulunması suretiyle hesap edilen değişim paritesi üzerinden ABD Doları olarak hesaplanacak ve ABD Doları olarak ödenecektir.	equivalent amount in Turkish Lira. If Euro becomes a non-functional European Union currency during the Term of this Agreement, the Rent will be paid in American Dollars corresponding to the 30-day average of Euro/USD exchange rate two months before Euro losing its viability.
Aylık kira bedeli her ayın ilk 3 (üç) iş günü içinde Kiraya Veren'in banka hesabına yatırılacaktır.	The rental fees will be paid in cash and as single sum to the bank account of the Lessee until the 3rd working day of each month.
Kira bedelleri Euro olarak veya fiili ödeme tarihlerindeki T.C. Merkez Bankası Euro döviz satış kuru üzerinden Türk Lirası'na çevrilerek ödenecektir.	Rental payments shall be made either in Euro currency or in Turkish Lira to be calculated as per the Turkish Central Bank's Euro sales rate on the actual payment date.
Kira Sözleşmesi'nin başlangıç tarihinden itibaren birer yıllık sürelerin sonlarında kira bedelleri %2 oranında artırılacak ve artırılan kira bedelleri işbu madde hükmüne uygun olarak Kiracı tarafından ödenecektir.	The rental fee will be increased in the ratio of 2% at the end of each year starting from the commencement date of the lease and the increased amount will be paid by the Lessee pursuant to this Article.
Kiraya Veren Şirket olduğu için, söz konusu kira bedeli karşılığında Kiraya Veren tarafından Kiracı'ya fatura tanzim edilecek ve mer-i mevzuatının gerektirdiği oranda Katma Değer Vergisi (KDV) en geç faturanın tanzim edildiği ayı müteakip ayın 20'sine kadar Kiracı tarafından Kiraya Veren'e ödenecektir.	Since the Lessor is a legal entity, the Lessor will invoice the Lessee for rental payment and the Lessee will pay V.A.T. amount to be paid pursuant to the current legislation to the Lessor until 20th day of the month following the respective month subject to invoice.
Herhangi bir şekilde kira bedellerinin ve Katma Değer Vergisi'nin ödemesinde bu madde hükmüne aykırı bir gecikme olması halinde Kiracı, başkaca ihtara ve ihbara gerek olmaksızın Kiraya Veren'e aylık %2 gecikme faizi ödemeyi peşinen kabul ve taahhüt etmiştir. Bu durumda Kiraya Veren'in sair yasal hakları saklıdır.	In case of any late payment of the rental fees or V.A.T. amount that violates this Article, the Lessee accepts and undertakes to pay monthly 2% default interest without any necessity for any notice. In such case other legal rights of the Lessor are reserved.
Madde V.	**Article V.**
Alt Kira ve Devir Yasağı	**Sub-lease and Assignment of the Agreement**
Kiracı, Kiralanan Yer'i yalnızca kendi kullanımı için kiralamış olup, Kiralanan Yer'i kısmen veya tamamen üçüncü bir gerçek veya tüzel kişiye veya bir organizasyon ya da kuruluşa Kiraya Veren'in açık yazılı izni olmadan kiralayamaz, devredemez, geçici bir süre için olsa dahi kullandıramaz.	The Lessee has leased the Premises solely for its own usage and it is not entitled to lease, assign, or let a real or legal person or organization or institution use the Premises even for a temporary period without the prior written consent of the Lessor.
Madde VI.	**Article VI.**
Yükümlülük ve Taahhütler	**Representations and Warranties**
İzmir İli, Çiğli İlçesi, Sasallı Mahallesi, 38 Ada, 1 Parsel no.da kayıtlı mülkiyeti Med'e ait olan	The property registered in city of İzmir, district of Çiğli and neighborhood of Sasallı and registered

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220.492 m² yüzölçümlü taşınmaz (fabrika sınırları içindeki 1.500 m² enerji üretim tesisi için yapılmış binası Ek-2'de ki krokide mavi ile işaretlenmiş alan hariç) Kiracı'ya kiraya verilmiştir. Fabrikadaki kira sözleşmesi konusu tüm gayrimenkul, menkul tüm malzeme ve teçhizatın gösterildiği "Envanter Listesi" (EK-D) ve "Demirbaş Listesi" (EK-F) iş bu kira sözleşmesinin ayrılmaz bir parçasını oluşturur. Taraflar Ek-D'deki "Envanter Listesi"nde ve EK-F'deki "Demirbaş Listesi"nde belirtilmeyen ancak Kiraya Verenin mülkiyetinde bulunan tüm malzeme ve teçhizatın (80 ton kapasiteli dijital kantar ve teferruatları gibi) işbu Kira Sözleşmesi'nin başlangıç tarihinden önce veya sonra Kiraya Veren'in tasarrufunda olduğunu ve Kiraya Veren'in bu malzeme ve teçhizatı teferruatı ile birlikte Kiralanan Yer'den dilediği tarihte ve zamanda alabileceğini peşinen kabul etmişlerdir. Kiraya Veren, çalışma düzenini bozmayacak şekilde ve uygun olan vakitte Kiralanan Yer'in işbu sözleşme koşullarına uygun surette kullanılıp kullanılmadığını dilediği zaman denetim hakkına sahip olup, Kiracı buna engel olamaz. Ayrıca, enerji üretim tesisi içindeki enerji üretim jeneratörü ve ekipmanları, Kiraya Veren tarafından, sökülerek, bulunduğu mahalden alınıp nakledilebilecektir. Bunun için Kiracı bir engelleme yapamaz ve her türlü kolaylığı gösterir.	with block no 38, and parcel no 1 with a total surface area of 220.492 m² (except for the building constructed for energy production facility as shown in blue in Annex-E with a total surface area of 1,500 m²) has been leased to the Lessee. The "Inventory List" (Annex-D) and "Fixture List" (Annex-F) which indicate the subject of the Lease Agreement in the factory that comprises all real property, property, material, equipment are integral parts of this lease agreement. The Parties accept in advance that all material and equipment (such as the digital scales with 80 tons capacity) which are not stated under Inventory List in Annex-D or Fixture List in Annex-F are in the ownership of the Lessor before or after the commencement date of this lease agreement and the Lessor may take this material or equipment together with its accessories from the Premises at any date. The Lessor is entitled to inspect whether the Premises is used pursuant to the provisions of this Agreement at a suitable time at its sole discretion without interrupting the activities of the Lessee, and the Lessee cannot obstruct this. Additionally, the power generator and equipment located in the energy production facility may be removed by the Lessor at any date. The Lessee will not obstruct such removal and will not cause any difficulty to the Lessor.
Kiracı'nın, Kiralanan Yer'i Sözleşme'de tayin edilen koşullarda kullanabilmek veya faaliyetine başlamak ve devam ettirmek için gerekli olan her türlü izin, ruhsat ve belgeleri almak için gereken başvuruları derhal yapmak ve bunların akıbetlerini gereken şekilde takip etmek yükümlülüğü bulunmaktadır. Bu başvurular için gerekli olup Kiraya Veren'in elinde bulunan bilgi ve belgeleri yazılı talep etmesi halinde bir kopyasını derhal Kiracı'ya verilecektir.	The Lessee is obliged to apply for and follow the applications for all permit, license, and document necessary for usage or commencement and continuance of the activities within the Premises set forth under this Agreement. The Lessor will immediately give the Lessee the necessary information and copies of documents that it possesses for such application upon the written request of the Lessee.
Ayrıca Kiralanan Yer'i işlevi ve kullanım amacı dikkate alındığında, Kiracı'nın Kiralanan Yer'i kullanımı için her türlü izin ve ruhsatın alınabilmesi için ortaya çıkacak vergi, resim, ücret, harç, ceza ve diğer masraf ve zararlardan Kiracı münhasıran sorumlu olacaktır.	Additionally, when the function and purpose of usage of the Premises are considered, all taxes, fees, duties, penalty and other costs or losses arising from the issuance of necessary permits and licenses for usage of the Premises by the Lessee will be solely paid by the Lessee.
Kiralanan Yer'in kullanımından kaynaklanan elektrik, su, doğalgaz, telefon ve benzeri sarfiyatlar ile çevre temizlik vergisi gibi mali yükümlülüklerin ödenmesi Kiracı'nın sorumluluğu altındadır. Bu bedellerin ödenmemesi veya geç ödenmesinden kaynaklanan faiz ve diğer masraf ve zararlar da yine Kiracı tarafından karşılanacaktır.	Electricity, water, natural gas, telephone and other similar costs together with the environmental tax arising from the usage of the Premises will be paid by the Lessee. The interest, costs, and losses arising from the late or non-payment of these costs will be paid by the Lessee.
Kiracı işbu sözleşmenin imzasından itibaren elektrik, su, doğalgaz vb. aboneliklerini kendi üzerine ikmal ettirerek, aboneliklerinin ikmal	The Lessee will transfer the electricity, water, natural gas subscriptions until the commencement date of this Agreement and will

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edildiğini talebi halinde Kiraya Veren'e belgelendirecektir.	document this to the Lessor upon its request.
Kiracı, Kiralanan Yer'de boşaltma, depolama ve yükleme işlemleri yaparken Gümrük ve Çevre mevzuatına uymayı kabul ve taahhüt etmiştir. Aksi halde doğacak her türlü zarar ve ziyanı telafi etmekle yükümlü olduğunu ve tüm kanuni sorumlulukların kendisine ait olduğunu peşinen kabul etmiştir.	The Lessee accepts and undertakes to abide by the Customs and Environment legislation for its discharge, storage, and loading activities in the Premises. Otherwise, the Lessee accepts in advance to compensate all losses and damages and that all legal liabilities are owned by him.
Kiralanan Yer'de ve tesislerde çalıştırılacak tüm işçilerin ücret, ssk, vergi ve ikramiye ile kıdem, ihbar, maddi ve manevi olmak üzere tüm tazminat ile her türlü mali taleplerinin muhatabı münhasıran işveren Kiracı olup, bu talepler nedeniyle Kiraya Veren'e husumet yöneltilemez.	The Lessee is solely responsible for the fees, social security payments, taxes, and premiums of the employees working in the Premises together with all compensation including the severance and notice pay, pecuniary and non-pecuniary damages, and the Lessee cannot recourse to the Lessor regarding such.
Kiralanan Yer'in kullanım amacı dikkate alınarak Kiracı hem gayrimenkulü hem de üzerindeki tesisleri temiz tutmak ve bunların düzenli olarak temizliğini sağlamakla mükelleftir.	By considering the purpose of use of the Premises, the Lessee is responsible for keeping the real property and facilities clean and provide their cleaning regularly.
Kiracı, Kiralanan Yer'de faaliyetlerini yürütebilmesi için gerekli olan tadilat ve değişiklikleri yapacaktır.	The Lessee will carry out the necessary repairs and modifications to carry out its activities in the Premises.
Kiracı Kiralanan Yer ve üzerindeki tesislerin maddi değeri dikkate alındığında öncelikle Kiralanan Yer'in emniyet ve güvenliğini sağlamak için gereken tedbirleri almak yükümlülüğü altındadır.	By considering the tangible value of the Premises and the facilities on it, the Lessee is liable to take the necessary precautions for security and safety of the Premises firstly.
Kiracı işbu Sözleşme konusu olan faaliyetlerini halen yürürlükte bulunan veya ileride yürürlüğe girecek olan yasal mevzuata, özellikle de Çevre Kanunu ve mevzuatına uygun olarak yerine getirmeyi ve sözü edilen mevzuata uymaması sonucunda Kiraya Veren, üçüncü şahıslar veya kuruluşlar ile kamu aleyhine meydana gelebilecek her türlü maddi ve manevi zarar ve ziyanı karşılamayı kabul ve taahhüt eder.	The Lessee undertakes to fulfill its activities subject to this Agreement in accordance with the current legislation or the legislation to be effective in the future and especially in accordance with the Environmental Law and its respective legislation. The Lessee also undertakes to pay all pecuniary loss and intangible damages of the Lessor, third persons or institutions and governmental bodies arising from its violation of such legislation.
Kiracı tüm kanun, tüzük, yönetmelik ve sair mevzuata, mevzuatın getirdiği ödevlere ve şartlara, tüm bakanlıklar ve bağlı kuruluşlarca çıkarılmış karar, kararname, ve tebliğlere ve işbu kira sözleşmesine uygun hareket edeceğini, resmi kuruluşlarca verilmiş bir uyarı ya da cezaya muhatap olmayacak şekilde kiralanan yeri kullanacağını, kiralanan yeri kullanımı süresince; resmi kuruluşlarca verilebilecek her türlü uyarı, ceza ve sair yaptırımın, idari, mali, hukuki ve cezai yönlerden direkt olarak muhatabı ve sorumlusu olacağını, bunlardan doğabilecek tüm hukuki, mali ve cezai sorumluluğu münhasıran ve münferiden kabul ettiğini, tüm parasal cezaları ödeyeceğini, kiralanan yeri kullanımı süresince tüm 3 üncü	The Lessee acknowledges and undertakes that it will abide by all laws, regulations, decrees and other legislation and will fulfill the conditions and obligations of such together with all resolutions, communiqué announced by the ministries and their affiliates and this lease agreement; it will use the Premises properly so that the Lessee will not be subject to any penalty or warning, the Lessee will be the sole and direct addressee of any administrative, financial, legal penalty given or any sanctions applied by official bodies; the Lessee accepts all legal, financial and criminal liability arising from such exclusively and solely; the Lessee will pay all monetary fine; the Lessee is liable for the damages of third parties, its

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kişilere, kendi çalışanlarına ve kendi çalışanı olmadığı halde o anda kiralanan yerde bulunan kişilere verilen tüm zararlardan sorumlu olduğunu, tüm bunlar için Kiraya Veren'e herhangi bir surette rücu hakkının olmadığını beyan ve taahhüt eder.	employees and other persons who are in the Premises during its usage term; the Lessee does not have any right to recourse to the Lessor for the items by any means.
Kiracı, Kiralanan Yer'in kullanımı nedeniyle idari makamlar tarafından talep edilen koşulları Med'in haklarına halel getirmemek şartıyla yerine getirmek mükellefiyetinde olup bu hususta gelecek talepleri Med'e gecikmeksizin iletecektir.	The Lessee is obliged to fulfill the conditions required by the public authorities for usage of the Premises provided that it does not prejudice Med's rights and the Lessee will notify Med regarding such requirements immediately.
Kiracı, ilgili Gümrük Müdürlükleri dahil tüm resmi mercilerin talimatlarına uyacağını kabul ve taahhüt etmiştir.	The Lessee accepts and undertakes to abide by the instructions of all public authorities including the respective Customs Offices.
İşbu Kira Sözleşmesi'nin yürürlüğe girdiği tarihten itibaren Kiralanan Yer'de Kiracı'nın faaliyeti ile ilgili tüm vergi, resim ve harçlar Kiracı tarafından ödenecektir. Ancak 25 Mart 2010 tarihi öncesinde Kiralanan Yer'in doğmuş tüm vergi, resim harç ve masrafları Kiraya Veren tarafından, 25 Mart 2010 tarihi ile Kira başlangıç tarihine kadar geçen süreye ilişkin olarak doğmuş tüm vergi, resim harç ve masrafları Alkeg tarafından, Kira başlangıç tarihini müteakip doğacak olan tüm vergi, resim harç ve masraflar Kiracı tarafından ödenecektir.	All taxes, duties, and fees regarding the activities of the Lessee in the Premises will be paid by the Lessee after the effectiveness date of this Agreement. However, all taxes, duties, fees, and expenses occurred before 25 March 2010 will be paid by the Lessor, all taxes, duties, fees, and expenses occurred after 25 March 2010 and before the effectiveness date of this Agreement will be paid by Alkeg, and all taxes, duties, fees, and expenses occurred after effectiveness of this Agreement will be paid by the Lessee.
Kiraya Veren, Kiracı'nın işbu Sözleşme'ye Kiraya Veren'in aşağıda belirtilen beyan ve taahhütlerinin doğru, kesin ve tam olduğuna güvenerek ve aynı zamanda Kiraya Veren'in aşağıda belirtilen yükümlülüklerini tam ve zamanında ifa edeceğine güvenerek girmiş olduğunu kabul ve beyan eder:	The Lessor accepts and understands that the Lessee has entered into this Agreement relying on the correctness, accuracy and exactness of the following representations and warranties to be provided by the Lessor and prompt and duly fulfillment of the obligations set forth below:
(i) Kiraya Veren işbu Sözleşme'yi imzalamaya ve işbu Sözleşme ile bahsedilen tüm hükümleri icra etmek için gerekli her türlü yetki ve ehliyete sahip olduğunu beyan eder.	**(i)** The Lessor has all requisite legal capacity and power to make, execute, deliver and perform this Agreement, and to complete the transactions contemplated hereunder;
(ii) Kiraya Veren, Kiralanan Yer'in mülkiyetinin rehin, haciz, ipotek, 3. kişiler lehine tanınan sınırlı ayni haklar, opsiyon, veya diğer hak ve talepler, sözleşmesel yükümlülükler (örnek olarak kira sözleşmeleri kaynaklı) ile Kiracı'nın Kiralanan Yer'i istediği şekilde kullanmasına engel olacak vaatler de dahil fakat bunlarla sınırlı olmamak kaydıyla her türlü takyidattan ari olduğunu beyan eder.	**(ii)** The Lessor's ownership of the Premises are free from all kinds of encumbrances, including, but not limited to, any pledge, lien, mortgage, incorporeal rights granted to third parties, third party options or other third party rights/claims, contractual obligations (e.g., on the basis of lease agreements) and promises that could obstruct the use of the Premises as desired by the Lessee;
(iii) Kiraya Veren, Yeni Bina hariç Gayrimenkul'de bulunan tüm yapıların inşaat ve iskan ruhsatlarının içeriklerinin tam ve doğru olduğunu ve bu ruhsatların usulüne uygun olarak alındığını beyan eder.	**(iii)** The construction permit and the building utilization permit relating to the buildings located on the Property, except for the New Building were duly obtained and the contents of the foregoing are complete and true;
(iv) Kiraya Veren, 25 Mart 2010 tarihi öncesindeki dönemde Kiralanan Yer'in dahilinde, üstünde veya altında Kiraya Veren'in bilgisi	**(iv)** The Lessor represents that until 25 March 2010, there have been no releases of hazardous substances at, on, in, under or over the Property

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dahilinde olan ve düzeltici işlem gerektiren herhangi bir zararlı atık bulunmadığını beyan eder. Kiralanan Yer, ilgili çevre, inşaat ve diğer ilgili kanun ve mevzuat hükümlerine uygun şekildedir ve Kiralanan Yer'in mevzuata uygun olmaması halinde Kiraya Veren masraflarını kendi karşılayarak bu düzeltmeleri makul süre içinde yapmakla ve çevresel ihlallerin bedelini, Gayrimenkul'deki doğal kaynaklara verilen zararları ve idari cezaları, Kiracı nedeniyle meydana geldiği ispatlanamaması halinde ödemekle yükümlüdür. Şüpheye mahal vermemek adına, Kiraya Veren'in işbu paragraf uyarınca beyanlarından doğan sorumluluğu 25 Mart 2010 tarihi öncesindeki ihlallerle sınırlıdır. 25 Mart 2010 tarihinden işbu Tadil Sözleşmesi uyarınca Kiralanan Yer'in TPI tarafından teslim alınmasına kadar geçecek döneme ilişkin bu paragraf kapsamındaki tüm sorumluluk Alkeg'e aittir. Nihayet, Tesis'in TPI tarafından teslim alınmasından sonra bu paragraf kapsamında ortaya çıkabilecek tüm sorumluluklar TPI'ya aittir. Tüm Taraflar bu paragraf kapsamında tam olarak mutabık kalmışlardır.	requiring remedial action under any respective legislation by the Lessor or, to the knowledge of Lessor, by any other person at, on, in, under, over or in any way affecting the Property. The Premises is in a condition which complies with the relevant environmental and building rules and all other mandatory rules and regulations, and the Lessor will be solely responsible for the costs associated with the clean-up of or remedial work for any environmental violations, damages to natural resources on the Property as well as payment of any governmental charges and fines regarding such violations, unless such violation is proven to be caused by the Lessee. To avoid any doubt, the Lessor's liability arising from this clause is only limited to any violations occurred before 25 March 2010. Any liability arising from any violation occurred between the period 25 March 2010 until the Premises is taken over by TPI as per this Amendment Agreement will solely belong to Alkeg. Finally, any liability arising from this clause after TPI takes over the Premises will belong to TPI. The Parties to this Agreement have reached a full agreement on this clause.
Madde VII.	**Article VII.**
<u>Belediye ile olan ilişkiler</u>	**<u>Relations with the Municipality</u>**
Kiracı, imar kanunu ve ilgili tüm mevzuat hükümlerine uymak ve Kiralanan Yer'in ve dolayısıyla Med'in Belediye ile olan ilişkilerine herhangi bir halel getirmemek taahhüdü altındadır. Kiracı, Belediye ile olan tüm ilişkilerinden Med'i yazılı olarak haberdar etmek yükümlülüğündedir. Kiracı ile Belediye arasındaki tüm yazışmaların bir sureti gecikmeksizin Med'e verilecektir.	The Lessee is obliged to abide by the zoning law and respective legislation and not to prejudice Med's relations with the Municipality. The Lessee is obliged to inform Med in writing with respect to its relations with the Municipality. The Lessee will immediately give copy of all correspondence with the Municipality to Med.
Madde VIII.	**Article VIII.**
<u>Sigorta Yükümlülüğü</u>	**<u>Insurance Liability</u>**
Kiracı işbu Sözleşme'nin Süresi boyunca Kiralanan Yer'i tanınmış bir sigorta şirketine sigortalatmış olacaktır. Bu sigorta, yangın, fırtına, patlama, su, sel, çığ, hava aracı çarpması, duman, deprem, iç savaş, terör eylemleri ve diğer risklerin gerçekleşmesinden doğabilecek zararları kapsar ve en azından zarar gören taşınırın/taşınmazın yenileme bedelini teminat altına alacaktır. Bu şekilde zararların doğması durumunda, sigorta şirketinden alınan tazminatlar öncelikle bu zararları gidermek ve Kiralanan Yer'i eski haline getirmek için kullanılacaktır.	The Lessee will insure the Premises, through a reputable insurance company during the Term of this Agreement. This insurance will cover damages caused by fire, thunder, storm, explosions, water, flood, high water, avalanche, and the weight of snow, air vehicle collisions, smoke, earthquake, civil commotion, terrorist acts and other risks, and it shall at least insure the replacement value of the item/immovable. In the event that such damages or injuries occur, the insurance compensation received from the insurance company will first be applied to compensate such damages and restore the Premises.
Madde IX.	**Article IX.**

Teminat	Guarantee
Kiracı, işbu Sözleşme'den doğan kira bedeli, tazminat ve sair her türlü borç ve taahhüdünün teminatını teşkil etmek üzere, Med'in kabul edebileceği bir veya birkaç bankaya ait ve onaylayacağı metne uygun, kira başlangıç tarihinden geçerli olacak şekilde ve en az bir yıl süreli, dört aylık kira bedeli tutarındaki banka teminat mektubunu veya mektuplarını her türlü masrafı kendisi tarafından karşılanmak üzere Med'e vermeyi kabul ve taahhüt eder. Kiracı kira sözleşmesi süresince söz konusu banka teminat mektubunu/mektuplarını süresinin hitamından/hitamlarından en geç on gün öncesinden temdit ettirmeyi veya aynı tutar ve koşullara havi banka teminat mektubu/mektupları ile yenilemeyi garanti ve taahhüt etmiş olup, Kiracının bu garanti ve taahhütlerini yerine getirmemesi durumunda, Kiraya Veren; elinde bulunan banka teminat mektubunu/mektuplarını bankasına ibraz ile paraya çevirerek teminatı nakdi teminat haline getirebilecek ve süre hitamını beklemeden işbu kira sözleşmesini haklı nedenle fesih edebilecektir. Bu durumda Kiracı, Kiraya Veren'in sair yasal başvuru haklarının varlığını peşinen kabul etmiştir.	The Lessee accepts and undertakes to deliver a bank letter/s of guarantee in the amount corresponding to four months' rent and issued at least for a one-year-term to Med. The Lessee accepts and undertakes to obtain such bank letter/s of guarantee from the banks accepted by Med and with content to be accepted by Med. Such bank letter/s of guarantee will be effective as from the commencement date of the lease as a security of its debts and undertakings such as rental fee, compensation and payments of other kind under the Agreement. The Lessee undertakes to renew the bank letter/s of guarantee at the latest ten days before its/their expiry date, and to obtain the new bank letter/s of guarantee with same conditions. Otherwise the Lessor will be entitled to cash the bank letter/s of guarantee and terminate this agreement with a just cause. In such an event, the Lessee accepts that the Lessor will have the right to exercise its legal rights.
Madde X.	**Article X.**
Tebligat	**Notification**
Taraflar, yukarıda "Madde I"de belirtilen adreslerinin Taraflar arasındaki her türlü yazışma, ihtar ve yasal tebliğ için geçerli adres olduğunu kabul ederler. Tarafların adreslerinde bir değişiklik olması halinde, adresi değişen taraf değişikliğe ilişkin hususu diğer tarafa yazılı olarak bildirmek zorundadır. Aksi halde işbu sözleşmede belirtilen adres geçerliliğini muhafaza edecektir. Ayrıca söz konusu adres değişikliğinin karşı tarafa bildirilmemesinden kaynaklanan gecikme ve zararlardan da adres değişikliğini bildirmeyen taraf sorumlu olacaktır.	The Parties accept that their addresses stated under Article I are their valid addresses for any correspondence, notification, and legal delivery. In case of any address change, the Party that changes the address is obliged to notify the other Party in writing. Otherwise the address stated under this agreement will be deemed as valid. Additionally, late delivery and any losses arising from the failure to notify the new address to the other party will be paid by the party that has not notified.
Madde XI.	**Article XI.**
Özel Şart	**Special Condition**
Kiracı'nın mevcut Fabrika Binası ile benzer ölçekte yeni bir bina inşa etme (**"Yeni Bina"**) ve üretim tesisi olarak kullanma niyeti bulunmaktadır. Kiracı Yeni Bina'nın inşa edilmesine ilişkin olarak talebini Kiraya Veren'e bildirecek ve Taraflar Yeni Bina'nın inşa edilmesi ve Kira Sözleşmesi'nin kapsamına alınması için iyi niyet hükümleri dairesinde karşılıklı ve yazılı olarak mutabakata varacaklardır.	The Lessee has potential interest in building and operating another manufacturing facility of comparable scale as the existing Factory Building (the **"New Building"**). The Lessee will notify the Lessor regarding its demand for construction of the New Building and the Parties will reach a mutual agree on construction of the New Building and accommodating the New Building to the Lease Agreement in writing and in good faith.

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Madde XII	**Article XVII**
Mücbir Sebepler	**Force Majeure**
Aşağıda sınırlayıcı bir şekilde belirtilmemiş olan ve Taraflar'dan kaynaklanmayan veya Taraflar'ın kontrolü dışında meydana gelen ve Kiralanan Yer'in kullanılmasını engelleyen durumlar Mücbir Sebep olarak değerlendirilecektir.	Any condition or event that does not result from any action (or inaction) of the Parties, or which occurs for reasons beyond the control of the Parties, and hinders or delays the use of the Premises, or the operation of the Premises, will be considered a Force Majeure event.
Mücbir sebepler işbu maddedekiler dahil ancak bunlarla sınırlı olmaksızın; (i) yangın, (ii) sel, (iii) deprem, (iv) ülkenin savaş hali nedeniyle oluşabilecek olağan üstü tedbir ve uygulamalar, (v) yeni yapılacak yasal düzenlemelerden veya hükümet uygulamalarındaki değişikliklerden kaynaklanabilecek nedenler (vi) Kiralanan Yer'in Kiracı'nın kullanımına ya da kullanma amacına uygun olmaktan çıkması (vii) idari ve/veya yargısal bir karar ya da işlemden ötürü Kiralanan Yer'in kısmen ya da tamamen kullanımına engel olan bir hadisenin ortaya çıkması durumunda veya (viii) Kiralanan Yer'e önemli hasarlar verebilecek ve Kiracı'nın Kiralanan Yer'deki faaliyetlerinde önemli engellemelere veya gecikmelere sebep olabilecek benzer sebeplerdir.	Force Majeure includes, but is not limited to: (i) fire, (ii) flood, (iii) earthquake, (iv) extraordinary measures or practices due to a state of war in the country, (v) reasons that arise from changes in legislation or government regulation, (vi) the Premises becomes unavailable for Lessee's use or purposes in leasing the Premises; (vii) an administrative decision or action and/or legal or judicial decision hindering the utilization of the Premises by the Lessee in whole or in part, or (viii) such conditions causing damage to the Premises which result in any substantial delay or obstruction to Lessee's business activities in the Premises.
Kiracı'nın işbu Sözleşme nezdindeki Kira Bedeli ödeme yükümlülüğü mücbir sebebin devam ettiği süre boyunca askıya alınacaktır.	Rent payment responsibility of the Lessee will be suspended through the term of the Force Majeure.
Mücbir sebebin etkilerinin 3 aydan daha uzun bir süre ile devam etmesi halinde, Taraflar Sözleşme'yi feshetmek ya da mücbir sebep hali ortadan kalkana kadar beklemek hususunda karşılıklı olarak bir karar vereceklerdir. Taraflar bu konuda bir anlaşmaya varamazlarsa Taraflar'dan herhangi biri işbu Sözleşme'yi yazılı bir ihbar göndermek suretiyle tek taraflı olarak feshetme hakkını haizdir. Böyle bir fesih halinde Taraflar'dan hiçbiri bir diğerinden tazminat talep edemez.	If the effects of the Force Majeure exceed 3 (three) months, the Parties will mutually decide whether to terminate this Agreement or wait until the expiration of the Force Majeure event. In case of failure to reach an agreement, each Party is entitled to unilaterally terminate this Agreement by giving written notice to the other Party, without any right to claim compensation.
Madde XIII.	**Article XIII.**
İhtilafların Halli	**Settlement of Disputes**
İşbu Kira Sözleşmesi nedeniyle Taraflar arasında ortaya çıkabilecek tüm ihtilafların hallinde İzmir Mahkeme ve İcra Müdürlükleri yetkilidir.	The Parties declare themselves subject to the jurisdiction of the Central Courts of İzmir and Execution Offices for the resolution of any dispute which may arise from this Agreement.
Madde XIV.	**Article XIV.**
Sözleşmenin Bütünlüğü	**Entire Agreement**
İşbu sözleşme, ekleri ile birlikte bir bütün teşkil	This Agreement constitutes a whole document

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eder. Taraflardan her birisi, işbu Sözleşme'de öngörülen iş ve işlemlerin ivedilikle gerçekleştirilmesi amacıyla ellerinden gelen her türlü çabayı gösterecek, yönetim kurullarının da bu yönde hareket etmesini sağlayacaktır.	together with its annexes. The Parties will immediately put their best efforts for fulfillment of the provision set forth under this Agreement and provide their board of directors to act in this way.
Madde XV	**Article XV**
<u>Sözleşmenin Ayrılabilirliği</u>	**<u>Severability of the Agreement</u>**
İşbu sözleşme hükümlerinden herhangi birisinin geçersiz ya da hükümsüz hale gelmesi durumunda, bu husus, sözleşmenin geri kalan hükümlerinin geçerliliğini engellemeyecektir.	In the event that any provision of this Agreement becomes invalid or unenforceable, then only such provision will lose its validity, and all remaining provisions of this Agreement will continue to be valid.
Madde XVI.	**Article XVI.**
<u>Tapu Siciline Şerh</u>	**<u>Annotation to the Land Registry</u>**
(i) İşbu Kira Sözleşmesi mündemiç olduğu kayıt ve şartlar birlikte tapu siciline şerh edilecektir. Sözleşme'nin Madde 3 hükmü uyarınca temdit halindeki şerhi de kapsamak üzere Kiraya Veren, masraflarının *(her türlü noter harcı, tapu harcı, resim ve diğer masraflar da dahil olmak üzere)* işbu şerhin yaptırılması salahiyetini doğrudan doğruya Kiracı'ya verdiği ve Kiracı'nın şerhini re 'sen ve tek başına yaptırabileceğini kabul ve taahhüt eder.	(i) This Lease Agreement will be annotated to the land registry with its inherent terms and conditions. The Lessor agrees that the applications, declarations, and expenses (any duties, charges and any other expenses) for the registration of this Agreement including with the land registry as annotation will be carried out solely by the Lessee.
Kiracı işbu Sözleşme'yi tapu siciline şerh vereceği sırada (i) Kiralanan Yer'e ilişkin olarak ikame edilmiş ve devam etmekte olan, Kiralanan Yer'in Kiracı tarafından kullanımına yönelik herhangi bir kısıtlama yaratması muhtemel herhangi bir dava ve böyle bir dava neticesinde verilmiş idari tedbir, yürütmenin durdurulması kararı bulunmayacaktır, (ii) Tesis'e ilişkin tapu kayıtlarında haciz, ipotek, iştira, vefa, istimlak, sit alanı, askeri yasak bölge veya güvenlik bölgesi gibi ancak bunlarla sınırlı olmaksızın izin verilen faaliyet ve Kiracı'nın hukuki menfaatlerini olumsuz yönde etkileyecek veya kısıtlayacak herhangi bir takyidat bulunmayacaktır.	On the annotation date of this Agreement, there will be no (i) filed or pending lawsuits regarding the Premises which may limit the Lessee in using the Premises, or any administrative caution or suspension of execution; or (ii) encumbrances of any kind on the title deed records of the Premises which may negatively affect the legal interests and the permitted activity including but not limited to any liens, mortgages, pre-emptive rights, rights of resale, expropriation, annotation of protected areas, and military prohibition zones.
(ii) Sözleşme'nin feshi veya Sözleşme'nin sona ermesi durumunda, Kiracı; Kira sözleşmesinin fesih veya sona erme tarihinden itibaren en geç 15 (Onbeş) gün içerisinde kira şerhini tapu kaydından terkin ettirmeyi kabul ve taahhüt eder. Bu süreçte Kiracı'nın terkin işlemini yapmaması durumunda, Kiraya Veren resen ve tek başına ilgili tapu müdürlüğüne müracaatla terkin işleminin yapılmasını isteyebilecektir. Bu madde hükmüne uygun olarak Kiraya Veren'in terkin işlemi için ilgili tapu müdürlüğüne müracaat yapmasına mecbur kılınması durumunda, Kiracı; müracaat tarihinden terkin işlemi gerçekleşinceye	(ii) The Lessee shall de-register the annotation from the land registry within 15 days upon termination or expiration of the Agreement. If the Lessee fails to do so, the Lessor shall be authorized to make an application to the Land Registry to have the annotation de-registered. In such an event, the Lessee shall pay a daily penalty of USD 5,000 per each day until the lease annotation is de-registered from the land registry.

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Türkiye Cumhuriyeti
TAPU SENEDİ

İli	İzmir
İlçesi	Çiğli
Bucağı	
Mahallesi	
Köyü	Sasallı
Sokağı	
Mevkii	

FOTOĞRAF

Eml. Vergi. Hes. No.	Satış Bedeli	Pafta No.	Ada No.	Parsel No.	Yüzölçümü Hε.	Yüzölçümü M².	Yüzölçümü Dm².
	cins tashihi	27K-Ⅲ-C	38	1	22	0492	35

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Vasfı	Tek katlı kargir bekçi evi,2 katlı kargir sosyal tesis ve idare binası bulunan bahçeli çelik konteynır fabrikası.
Sınırı	Paftasında
İktisabı	Arsa vasfı ile Med Union Containers A.Ş. adınakayıtlı olup bu kerre Belediyece verilen 18.9.1991 tarihli yapı kullanma izni ile Karşıyaka Kadastro Müdürlüğünce tanzil edilmiş 26.8.1992 tarih 1992/3985 sayılı değişiklik folyesine istinaden cinsinin TEK KATLI KARGİR BEKÇİ EVİ-2 KATLI KARGİR SOSYAL TESİS VE İDARE BİNASI BULUNAN BAHÇELİ KONTEYNIRFABRİKASI olarak tashihinden tescili yapıldı.
Sahibi	MED UNION CONTAINERS A.Ş.

GELDİSİ		Yevmi. No.	Cilt No.	Sayfa No.	Sıra No.	Tarihi	GİTTİSİ	
Cilt No.		1265	14	1316		16.10.1992		Cilt No.
Sayfa No.	M.E..							Sayfa No.
Sıra No.								Sıra No.
Tarihi		NOT : Mülkiyetin gayri ayni hakları ile şerhler için tapu kütüğüne müracaat edilmelidir.						Tarihi

Sicilline Uygundur
Bülent Aydın

Ambar Stok No. : 129

№ 1057…

EK-1

KİRALANAN YERE İLİŞKİN TEKNİK BİLGİLER VE ENVANTER LİSTESİ

Tapu Bilgileri : İzmir İli, Ciğli İlçesi, Sasallı Mahallesi, 38 Ada, 1 Parsel no.da 220 492 m2

Tapu Maliki : Med Union Containers A.Ş.

Sanayi Parseli(m2) : 220 492 m2

Kapalı Bina : Çelik-Konstrüksiyon 26 271 + 5 620 = 31 891 m2

Yapı ruhsatlı sundurma : 2 266 m2

İdari Betonarme Bina : 652 m2

Sosyal Betonarme Bina : 1 499 m2

Kapalı Güvenlik Binası : 30 m2

Arazinin zemin dolgusu 1 mt yüksekliktedir.

Sundurma + stok beton olup 70 000 m2'dir.

Zemin üstü asfalt saha 50 000 m2'dir.

4 adet trafosu mevcuttur. 1.6 KWA gücünde pano ve kompanzasyon mevcuttur.

2 500 m2 biyolojik arıtma tesis vardır.

(**) 25 000 m2 ek olarak 1 metre yükseklikte dolgusu yapılmış zemini tasfiye edilmiş alan ve yolu (Ek- 2'de ki krokide kırmızı ile işaretlenmiş) mevcuttur.

Kapalı 31 891 m2 olan binada üç hol olup 30 ve 20 ve 5 tonluk gezer vinç yürütme yolları mevcuttur.

Not: Kiralanan Yerde bulunan 1 500 m2 enerji üretim tesisi için yapılmış bina(Ek-2'de ki krokide mavi ile işaretlenmiş) kiraya verilmemiş olup, Kiraya Veren'in kullanımında ve tasarufundadır. Kiraya veren enerji üretim tesisi için yapılmış binayı dilediği şekilde tasarruf edebilecek ve Kiracı bu taşınmazın giriş-çıkışı ve faaliyeti için hiç bir şekilde bir engelleyici bir tutum sergilemeyecektir.

T.C. KARŞIYAKA İKİNCİ NOTERLİĞİ YETKİLİ MEMUR GÖKSEL ERÇELİK

Kiraya Veren Yetkilisi	Kiracı Yetkilisi

№ 10570

EK-3

KİRALANAN YERDE KİRAYA VEREN TARAFINDAN KİRACI'YA TESLİM EDİLEN MALZEME VE TEÇHİZATI GÖSTERİR DEMİRBAŞ LİSTESİ

1- Kimyasal arıtma tesisi komple.
2- Biyolojik arıtma tesisi(3 adet fabrika çevresi logar ve pompaları ,2 adet arıtma tankı,desarj donanımı.
3- Reverse osmose tatlı su arıtma tesisi 10 mebranlı.
4- Arıtılmış tatlı su depolama tankı 2 adet(8 tonluk) ,hidrofor ve ultraviyole sistemi.
5- 2 adet artezyen kuyu 160 metre ve 320 metre derinlik dalgıç pompaları ile birlikte.
6- Kullanma suyu tankı(8 ton)
7- Yangın tankı 2 adet 8 tonluk 1 adet 30 tonluk.
8- Artezyen depolama tankı 8 tonluk.
9- LPG tankı 30 tonluk.
10-LPG buharlaştırma ünitesi 2 adet kazan ve tesisatı,basma pompası.
11- 4 adet 1.6 KWA pano ve kompazyonu ile birlikte.
12- 2 holde mevcut 1400 metre vinç yürüme yolları.
13- 1 adet 4 ton tavan vinci 6 hareket.
14- 6 adet paratoner(radyoaktif).
15-Dış aydınlatma direği 51 adet.
16- Fabrika içi aydınlatma armatürleri 1000 wat 180 adet 400 wat 270 adet.
17- Sosyal tesis kalorifer kazanı ve tesisatı.
18- Fabrika sahası,kapalı sundurma,fiktif alanı beton direk ve çit teli.
19- Sosyal tesis yemekhane masası 34 adet,sandalye 102 adet,6 göz benmarin,2 adet ocak,1 adet fırın,soğuk hava deposu,30 adet eğitim masa sandalye,1 adet sebil,cay ocağı 1 adet ,1 adet pencere tipi klima.
20- Fabrika giriş kapısı 7 adet.(5 adet 2 kanat 1 adet 3 kanat 1 adet tek kanat).
21- Teknik ofis 27 adet metal dolap,9 adet ağaç masa, 1 adet toplantı masası ,2 adet çizim masası, 3 adet metal proje dolabı,10 adet sandalye.

Kiraya Veren Yetkilisi

Kiracı Yetkilisi

T.C.

№10570



K
25000 M²
KAPALI FIKTIF
2500 M²
ACIK FIKTIF SAHASI
7500 M²
4000 M²
6000 M²
3000 M²
FABRIKA BINASI
342 m
78 m
4000 M²
YOL
STOK SAHASI
50000 M²
128
BIYOLOJIK ARITMA
REVERSE OSMOSIS
KIMYASAL ARITMA
SOSYAL TESIS
FABRIKA GIRISI
GIRIS

EK 2

T.C. KARŞIYAKA İKİNCİ NOTERLİĞİ
M.UĞUR ERONAT
1719 Sokak No:23/A K.YAKA-İZMİR
0232-3817036-3693737 - 3811026 FAKS:3699060

Türkiye Cumhuriyeti

№ 10570

Y.NO.:(A)..

16 Mart 2012

İşbu işlem içeriği ilgililerden DAVİD HEREDERO'ya Türkçe'den İngilizce'ye aslına uygun olarak tarafımdan tercüme edilmiştir.

İNGİLİZCE YEMİNLİ TERCÜMAN
SEZA ZEKİ

SEZA ZEKİ
Yeminli Tercüman
Sworn Translator / Sudski Prevodilac
Interpreter-Traducteur Assermenté

Bu Onaylama işlem (N.K.90.md.) altındaki imzanın gösterdiği Konak Nüfus Müdürlüğü'nden verilmiş 11.1.2008 tarih, 2471 kayıt, G11 seri ve 724707 numaralı fotoğraflı Nüfus Cüzdanına göre İzmir ili Konak ilçesi Muratreis mahallesi / köyü 73 cilt, 87 aile sıra, 15 sıra numaralarında nüfusa kayıtlı olup, baba adı Hasan Fehmi, ana adı Emine Bertil, doğum tarihi 26.8.1950, doğum yeri İzmir olan ve halen AKDENİZ MAH. GAZİ OSMAN PAŞA BULVARI 2/9 KONAK/İZMİR adresinde oturduğunu, okur yazar olduğunu söyleyen, 16493389126 T.C. kimlik numaralı **MED UNION CONTAINERS ANONİM ŞİRKETİ adına vekaleten KEMAL SALİH ÇOLAKOĞLU,** gösterdiği Karşıyaka Nüfus Müdürlüğü'nden verilmiş 27.10.2010 tarih, 17321 kayıt, U11 seri ve 54221 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya İli Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 21 sıra numaralarında nüfusa kayıtlı olup, baba adı Levent Erdoğan, ana adı Ayşe Güzin, doğum tarihi 26.5.1978, doğum yeri İzmir doğumlu ve okur yazar olduğunu söyleyen 19693346630 T.C. kimlik numaralı **SARP KEMALOĞLU,** Karşıyaka 2. Noterliğinden 3. ocak.2012 tarih ve 00311 yevmiye no ile onaylanan DGP-15381A6P1 'den verilme 22.05.2016 tarihine kadar geçerli 11.1.2011 tarihli AAC984596 PASAPORT nolu ESP ülke kodlu İSPANYA Pasaportu tercümesine göre İspanyol uyruklu 05.06.1971 doğumlu **DAVID HEREDERO OLAYO** 'a ait olup, **TPI-KOMPOZİT KANAT SANAYİ VE TİCARET ANONİM ŞİRKETİ adına müştereken** gösterdiği Karşıyaka Nüfus Müdürlüğü'nden verilmiş 2.7.2001 tarih, 11171 kayıt, S07 seri ve 830421 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya İli Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 11 sıra numaralarında nüfusa kayıtlı olup, baba adı Ahmet Ayhan, ana adı Yıldızfer, doğum tarihi 14.11.1953, doğum yeri Ankara doğumlu ve okur yazar olduğunu söyleyen 19717345816 T.C. kimlik numaralı **ALKEG-ENERJİ SANAYİ VE TİCARET ANONİM ŞİRKETİ adına Yönetim Kurulu Başkanı LEVENT ERDOĞAN KEMALOĞLU,** adlı kişilere ait olduğunu ve ilgililerden **DAVID HEREDERO OLAYO**'nun ingilizce dilini bilmesi nedeniyle Noterliğimiz yeminli tercümanlarından SEZA ZEKİ tarafından Türkçe'den İngilizce tevhim edilerek ve İşlerinin çokluğu nedeni ile daireye gelemediklerinden talepleri üzerine gidilen Atatürk caddesi Mayıs işhanı K.6/603 İZMİR adresinde mahallinde huzurumda imzalandığını onaylarım. İkibinoniki yılı Mart ayının onaltıncı günü 16.03.2012 göksel asıl/1 suret/2

KARŞIYAKA İKİNCİ NOTERİ
M. UĞUR ERONAT
Yerine imza yetkili Katip GÖKSEL ERÇELİK

DAYANAK:
BEYKOZ 2. Noterliğinden 15. mart.2012 tarih ve 12171 yevmiye no ile Düzenlenen vekaletname ile MED UNION CONTAINERS ANONİM ŞİRKETİ' vekili KEMAL SALİH ÇOLAKOĞLU'nun işbu kira sözleşmesini imzalamaya yetkili bulunduğu görülmüştür.

DAYANAK:
Karşıyaka 2. Noterliğinden 10. ocak.2012 tarih ve 01414 yevmiye no ile onaylı sirküler ile TPI-KOMPOZİT KANAT SANAYİ VE TİCARET ANONİM ŞİRKETİ'ni DAVID HEREDERO OLAYO ve SARP KEMALOĞLU'nun müşterek imzalarının şirketi temsil ve ilzama yetkili bulunduğu görülmüştür.

DAYANAK:
Karşıyaka 2. Noterliğinden 20. haziran.2011 tarih ve 23589 yevmiye no ile onaylı sirküler ile **ALKEG-ENERJİ SANAYİ VE TİCARET ANONİM ŞİRKETİ adına Yönetim Kurulu Başkanı LEVENT ERDOĞAN KEMALOĞLU**,'nun münferit imzasının şirketi temsil ve ilzama yetkili bulunduğu görülmüştür.
Noterlik kanunun 79. maddesine göre tarafımdan çıkartılıp eklenmiştir.

NOTER

KDV, Harç, Damga Vergisi ve Değerli Kağıt bedeli makbuz karşılığı tahsil edilmiştir.

№ 10570

kadar her gün için Kiraya Veren'e 5.000 (beşbin) Amerikan Doları cezai şart ödemeyi kabul ve taahhüt eder.	
Madde XVII.	**Article XVII.**
İşbu Sözleşme Türkçe ve İngilizce olarak iki dilde hazırlanmış ve imzalanmış olup, her iki taraf için de Türkçe olan sözleşme metni resmi ve geçerli metin olarak kabul edilmiştir.	This Agreement has been executed in Turkish and English languages. The Turkish version of the Agreement will be prevailing over the English version and will be binding on the Parties.
Madde XVIII.	**Article XVIII.**
<u>Damga Vergisi Yükümlülüğü</u>	**<u>Stamp Duty Liability</u>**
İşbu Kira Sözleşmesi nedeniyle ödenmesi gereken damga vergisi, noter harç ve masrafları Kiracı tarafından ödenecektir.	Any stamp duty and/or notary charges to be paid as a result of the signature of this Agreement will be shared by the Lessee.
İşbu XVIII (Onsekiz) maddeden ibaret Kira Sözleşmesi 16 Mart 2012 tarihinde tanzim ve imza edilmiştir.	This Lease Agreement is comprised of XVIII (eighteen) articles and signed on 16 March 2012.
Ek A: Tarafların İmza Sirkülerleri. Ek B: Tarafların Ticaret Sicili Müdürlüklerinden alınmış yetki belgeleri ve faaliyet belgeleri. Ek C: Kiralanan Yerin Tapu Senet Fotokopisi ve DASK Sigorta Poliçesi sureti. Ek D: Kiralanan Yere İlişkin Teknik Bilgiler Ve Envanter Listesi. Ek E: Kiralanan Yerin Krokisi. Ek F: Kiracı'ya teslim edilen demirbaş listesi.	Annex A: Signature Circular of the Parties Annex B: Certificate of Authority of the Parties issued by the respective Trade Registries Annex C: Copy of Title Deed and DASK Insurance Policy Annex D: Technical Information and Inventory List regarding the Premises Annex E: Layout of the Premises Annex F: List of fixtures delivered to the Lessee
Kiralayan olarak Med Union Containers Anonim Şirketi adına Kemal Salih Çolakoğlu Kiracı olarak TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi adına Sarp Kemaloğlu David Heredero Olayo Eski Kiracı olarak Alkeg Enerji Sanayi ve Ticaret Anonim Şirketi Levent Kemaloğlu	On behalf of Med Union Containers Anonim Şirketi Kemal Salih Çolakoğlu On behalf of TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi Sarp Kemaloğlu David Heredero Olayo On behalf of Alkeg Enerji Sanayi ve Ticaret Anonim Şirketi Levent Kemaloğlu

T.C. KARŞIYAKA İKİNCİ NOTERLİĞİ
YETKİLİ MEMUR
GÖKSEL ERÇELİK
T.C.



ESPAÑA
PASAPORTE
PASSPORT
P
ESP
AAC984596
HEREDERO
OLAYO
DAVID
ESPAÑOLA
A0541145800
05-06-1971
M
MADRID
11-01-2011
DGP-15381A6P1
22-05-2016
AAC984596 T
P<ESPHEREDERO<OLAYO<<DAVID<<<<<<<<<<<<<<<<<<
AAC9845961ESP7106059M1605228A0541145800<<<82

№00311

Türkiye Cumhuriyeti

KARŞIYAKA 2. NOTERİ
M. UĞUR ERONAT

1719 (Belediye) Sok. No.23/A Karşıyaka / İZMİR
Tel: (0232) 381 70 36 - 369 37 37 - 381 10 26 Fax: (0232) 369 30 60

№00311

AVRUPA BİRLİĞİ

İSPANYA
PASAPORTU

Tipi	: P
Ülke kodu	: ESP
Pasaport No.	: AAC984596
1.Soyadı	: HEREDERO OLAYO
2.Adı	: DAVID
3.Uyruğu	: İSPANYOL
4. Doğum Tarihi	: 05-06-1971
11. Kimlik No.	: A0541145800
5. Cinsiyeti	: ERKEK
6.Doğum Yeri	: MADRID
7.Veriliş Tarihi	: 11-01-2011
8. Bitiş Tarihi	: 22-05-2016
9. Veren Makam	: DGP-15381A6P1

- 3 Ocak 2012

İşbu belge İngilizce'den Türkçe'ye tarafından tercüme edilmiştir.

ONAY : İşbu belgenin dairem yeminli tercümanı Seza-Zeki tarafından [illegible] Türkçe'ye tercüme edildiğini onaylarım. [illegible]

KARŞIYAKA 2. Noteri M. UĞUR ERONAT NOTER

Harç, Damga Vergisi ve Değerli Kağıt bedeli makbuz karşılığı tahsil edilmiştir.

№12165

(P E R P A)
37964 - 2012

T.C.
İSTANBUL TİCARET SİCİLİ MEMURLUĞU

TARİH: 2/ 2/2012
SAYI : 899199

15 Mart 2012

BELGE

№10570

TİCARET SİCİL NO:125680

TİCARET ÜNVANI :MED UNİON CONTAİNERS ANONİM ŞİRKETİ

1. ESKİ ÜNVAN : ÇELİKÇİLİK SANAYİ VE TİCARET ANONİM ŞİRKETİ

MEŞGALE : Demir ve demir dışı metallerden her türlü özel ve genel maksatlı konteynır ve yedek parçalarını imal etmek,tamirini yapmak,her türlü mal taşımaya muhafaza etmeye ve aktarmaya yarayan sair kap ve ambalajlar ile gereçlerini ve bunların aksam ve parçalarını yapmak bunların presleme ve döküm ve sair suretlerde elde edilecek metal aksamı ve parçalarını imal etmek bu fıkrada bahsi geçen her türlü mamul yedek parça aksamı ve parçalarını imal etmek.

Şirket için lüzumlu menkul ve gayrimenkulleri satın almak kiralamak veya kiraya vermek satmak ve ipotek de dahil olmak üzere gayrimenkullerle ilgili her çeşit ayni ve şahsi hakları iktisap ve tesis etmek bunları elden çıkarmak üçüncü şahıslar lehine bu nevi haklar tesis etmek şirket lehine tesis edilecek ipotekleri kabul ve feketmek ve sahip olduğu menkul ve gayrimenkulleri teminat olarak göstermek ve 11.5.2005 tarihinde tescil edilen genel kurul kararında yazılı olan diğer işler.

24.5.2011 tarihli olağan genel kurul toplantısında 1 yıl için seçilen yönetim kurulunun; 8.6.2011 tarihinde tescil edilen ŞİRKETİN TEMSİL İLZAMINI VE İMZA YETKİLERİNİ GÖSTERİR 24.5.2011 TARİH 3 SAYILI YÖNETİM KURULU KARARINA AİT 2 SAYFA SURET EKTE SUNULMUŞTUR.

Anonim Şirketlerin kuruculardan sonraki ortaklarında ve ortaklık oranlarında meydana gelecek değişiklikler tescile tabi olmadığından şirket ortaklarının ve ortaklık oranlarının sicil kayıtlarımızdan tespiti mümkün bulunmamaktadır.

Bu Belge 2644 Sayılı Tapu Kanunun 2.maddesine göre düzenlenmiştir.

T.C.
KARŞIYAKA İKİNCİ NOTERLİĞİ
YETKİLİ MEMUR
GÖKSEL EÇELİK

TOLGA ŞENTÜRK
İSTANBUL TİCARET SİCİLİ
MEMURU YARDIMCISI

S.T.

№ 12165

№ 4498

BEYOĞLU 11. NOTERİ

15 Mart 2012

ÜZERİNDE SOĞUK DAMGA VARDIR.

MED UNION CONTAINERS ANONİM ŞİRKETİ
YÖNETİM KURULU KARARI

TOPLANTI NO : 3

TOPLANTI TARİHİ : 24 Mayıs 2011

GÜNDEM :
Görev bölümü, İmza yetkisi ve Şirketin temsil ve ilzam şekli hakkında,

MÜZAKERE VE KARARLAR:

Med Union Contaners Anonim Şirketi Yönetim Kurulu 24 Mayıs 2011 tarihli Olağan Genel Kurul toplantısında üyeliklere seçilmiş bulunan Kemal Salih ÇOLAKOĞLU, Hasan Tevfik ÇOLAKOĞLU, Haluk KIRKBİR ve Kurtuluş YILDIRIM'ın iştirakleri ile 24 Mayıs 2011 tarihinde Şirket merkezinde toplandı.

Gündem gereğince müzakerelere geçildi.

I-Yönetim Kurulu Üyeleri arasında yapılan görev bölümü neticesi Kemal Salih ÇOLAKOĞLU'nun Yönetim Kurulu Başkanlığına, Haluk KIRKBİR'in Yönetim Kurulu Başkan Vekilliğine seçilmelerine;

II-

- Yönetim Kurulu Başkanı Kemal Salih ÇOLAKOĞLU(T.C.Kimlik No: 16493389126), Yönetim Kurulu Başkan Vekili Haluk KIRKBİR(T.C.Kimlik No:24956220268) ve Yönetim Kurulu Üyesi Hasan Tevfik ÇOLAKOĞLU(T.C.Kimlik No: 25247073594)'na şirket adına daha evvel verilerek tescil ve ilan edilmiş olan birinci derece imza yetkilerinin teyit ve devamına;
- Yönetim Kurulu Üyesi Kurtuluş YILDIRIM(T.C.Kimlik No: 37735296620)'a Şirket adına birinci derecede imza yetkisi verilmesine;
- Yönetim Kurulu Üyeliği sona eren Ali Haydar AKIN'ın Şirketimiz adına haiz olduğu birinci derece imza yetkisinin kaldırılmasına,
- Muhasebe Müdürü Yücel ÜNAL(T.C.Kimlik No:27782053802)'a şirket adına daha evvel verilerek tescil edilmiş olan ikinci derece imza yetkisinin teyit ve devamına;

III-Şirketin temsil ve ilzam şekli hakkında metni aşağıya aynen alınan esasların kabulüne;

oy birliği ile karar verildi.

"1-)Gayrimenkul alım ve satımı, ipotek ve rehin verilmesi, şirkete ait gayri menkullerin kiraya verilmesi, her türlü borç senetleri ile bunlara ilişkin sözleşmelerin tanzim ve imzalanması, hakiki ve hükmi şahıslarla ortaklıklar kurulması ve mevcut ortaklıklara iştirak edilmesi, rüçhan haklarının kullanımı ve hisse senedi devirleri, feragat ve sulh anlaşmaları, ibra senetleri ve alelumum kefaletler, Şirket lehine alınan ipotek ve hacizlerin fekki ile ilgili belgeler ve bu işlemlerle ilgili olarak verilecek vekaletnameler birinci derecede imza yetkisini haiz Yönetim Kurulu Başkanı, Başkan Vekili veya Üyelerden herhangi ikisinin müşterek imzalarını taşıyacaktır.

0570

№ 12165

№ 44

02 HAZ 2011

Med Union Containers A.Ş.'nin 24.05.2011 günlü Yön. Kur. Kar. Sayfa: 2

Ancak, yukarıda sayılan işlemlerin geçerliliği bu konularda Yönetim Kurulu'nca verilmiş bir kararın mevcudiyeti şartına bağlıdır.

15 Mart 2012

2-)Ticari teklif ve anlaşmalar ile bu işlemlerle ilgili olarak verilecek vekaletnameler birinci derecede imza yetkisini haiz Yönetim Kurulu Başkanı, Başkan Vekili veya Üyelerden herhangi ikisinin müşterek imzalarını taşıyacaktır.

3-)Birinci ve ikinci maddede belirtilenler dışında kalan işlemlerle banka kredi taahhütnameleri ve kredi sözleşmeleri dahil Şirketi temsil ve ilzam edecek her türlü işlem ve belgeler,

- Birinci derecede imza yetkililerinden herhangi ikisinin müşterek imzalarını, veya
- Birinci derecede imza yetkililerinden herhangi birisi ile ikinci derecede imza yetkililerinden herhangi birisinin müşterek imzalarını,

taşıyacaktır.

4-)Yetkili imzaların Şirket unvanı altına atılması şarttır.

5-)İşbu sirküler [illegible] yürürlüğe girmesi ile birlikte eski sirküler hükümleri kendiliğinden yürürlükten kalkmıştır."

Gündemde görüşülecek başka madde olmadığından toplantıya son verildi.

BAŞKAN Kemal Salih ÇOLAKOĞLU (T.C.Kimlik No: 16493389126)	**BAŞKAN VEKİLİ** Haluk KIRKBİR (T.C.Kimlik No: 24956220268)
ÜYE Hasan Tevfik ÇOLAKOĞLU (T.C.Kimlik No: 25247073594)	**ÜYE** Kurtuluş YILDIRIM (T.C.Kimlik No: 37735296620)

T.C.
KARŞIYAKA İKİNCİ NOTERLİĞİ
YETKİLİ MEMUR
GÖKSEL ERCELİK

İş bu örnek daireye getirilen aslının aynı olup, örneğinin biri ilgiliye imza edilerek noterlik dairesinde saklanmıştır.
BEYOĞLU 11. NOTERİ

BEYOĞLU 11. NOTERİ
Perihan AKÇA
Yerine İmzaya Yetkili Başkatip
Yaşar ÖZTÜRK

T.C. KARŞIYAKA 2.NOTERLİĞİ
KARŞIYAKA 2.NOTERİ
M. UĞUR ERONAT
719(Belediye)Sokak no.23/A KARŞIYAKA-İZMİR Tel: 232-3693737-3817036-3811026 Faks:3699060

Türkiye Cumhuriyeti Yev.No :(A)

Bu Onaylama [illegible] (N.K.90.md.) altındaki imzaların gösterdiği, Karşıyaka Nüfus Müdürlüğü'nden verilmiş 2.7.2001 tarih, 11171 kayıt, S07 seri ve 830421 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 11 sıra numaralarında nüfusa kayıtlı olup, baba adı Ahmet Ayhan, ana adı Yıldızfer, doğum tarihi 14.11.1958, doğum yeri Ankara olan ve halen yukarıdaki adreste bulunduğunu söyleyen, 197[illegible]5816* T.C. kimlik numaralı LEVENT ERDOĞAN KEMALOĞLU, Çankaya Nüfus Müdürlüğü'nden verilmiş 26.11.2001 tarih, 35881 kayıt, V07 seri ve 814476 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 19 sıra numaralarında nüfusa kayıtlı olup, baba adı Ahmet Ayhan, ana adı Yıldızfer, doğum tarihi 1.2.1959, doğum yeri Antalya olan ve halen yukarıdaki adreste bulunduğunu söyleyen, 19696346576 T.C. kimlik numaralı ALİ TUNÇ KEMALOĞLU, Karşıyaka Nüfus Müdürlüğü'nden verilmiş 26.4.2010 tarih, 5329 kayıt, M10 seri ve 847029 numaralı fotoğraflı Nüfus Cüzdanına göre Kırıkkale ili Keskin ilçesi Köprü/Fatih mahallesi / köyü 63 cilt, 120 aile sıra, 81 sıra numaralarında nüfusa kayıtlı olup, baba adı Murat, ana adı Müberra, doğum tarihi 16.11.1982, doğum yeri Ankara olan ve halen yukarıdaki adreste bulunduğunu söyleyen, 19678347140 T.C. kimlik numaralı YILDIZFER KEMALOĞLU ALTIN, Karşıyaka Nüfus Müdürlüğü'nden verilmiş 27.10.2010 tarih, 17321 kayıt, U11 seri ve 54221 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 21 sıra numaralarında nüfusa kayıtlı olup, baba adı Levent Erdoğan, ana adı Ayşe Güzin, doğum tarihi 26.5.1978, doğum yeri İzmir olan ve halen yukarıdaki adreste bulunduğunu söyleyen, 19693346830 T.C. kimlik numaralı SARP KEMALOĞLU,adlı kişilere ait olduğunu ve ilgililerin işlerinin yoğunluğu sebebiyle İzmir Çiğli A.O.S.B.,10000 sokak no.5 [illegible] huzurumda imzalandığını onaylarım. [illegible] bir yılı Haziran ayının yirminci gü[illegible] 20.06.2011

KARŞIYAKA 2.NOTERİ
M. UĞUR ERONAT
Vekili İmzaya Yetkili Başkatip SÜLEYMAN KÖROĞLU

DAYANAK: Karşıyaka 2.noterliğinden onaylı 02.10.2006 tarihli 40991 yevmiye sayılı karar defterinin 72.inci sayfasındaki yapışık 01.06.2011 tarihli 2011/72 sıra sayılı karar sirküler metnine aynen yazılmış olup İzmir Ticaret Sicilinin Merkez 128187-K-10539 sicil numarasına 17.06.2011 tarihinde tescil edildiği görüldü.

KARŞIYAKA 2.NOTERİ
M. UĞUR ERONAT
Vekili İmzaya Yetkili Başkatip SÜLEYMAN
KÖROĞLU

/, Harç, Damga Vergisi ve Değerli Kağıt bedeli makbuz karşılığı tahsil edilmiştir.
) A/S Ka=2060/0, A/S YAZI=3/0, A/S Dak.=1/0, DYNK.Sf.Ka.=,200,1

A-4/1

KARŞIYAKA İKİNCİ NOTERLİĞİ
1719 Sokak No: 23/A Karşıyaka / İZMİR
Tel:369 37 37-381 70 36 Faks:369 90 60
SAYI: №23589

SİRKÜLER

20 Haziran 2011

MERKEZİ İzmir Çiğli Atatürk Organize Sanayi Bölgesi 10000 Sokak No: 5 adresinde bulunan ve İzmir Ticaret Sicil Memurluğunun Merkez-128187 sicil numarasında tescilli bulunan ;

ALKEG-ENERJİ SANAYİ VE TİCARET ANONİM ŞİRKETİ

unvanlı Şirketimizi, Karşıyaka 2.Noterliğinden onaylı 02.10.2006 tarihli 40991 yevmiye sayılı Karar Defterinin 72.inci sayfasında yapışık 01/06 /2011 tarihli 2011/72 sıra numaralı karar gereğince;

KARARLAR:
1.Bir önceki kararlar okunarak imzalandı.
2.T.C.İzmir Valiliği Sanayi ve Ticaret İl Müdürlüğü'nün 02/05/2011 tarih, 5010 sayılı yazıları ile Bakanlık Komiseri İmadettin BAHADIR gözetiminde 31/05 /2011 Salı günü yapılan OLAĞANÜSTÜ GENEL KURUL TOPLANTI' sın da İKİ YIL süreyle Yönetim Kuruluna seçilen üyeler arasında yapılan görev bölümü sonunda;

Levent Erdoğan Kemaloğlu Yönetim Kurulu Başkanlığına, Ali Tunç Kemaloğlu Yönetim Kurulu Başkan Vekilliğine, Yıldızfer Kemaloğlu Altın ve Alke İnşaat A.Ş. temsilcisi Sarpa Kemaloğlu'nun da Yönetim Kurulu üyeliğine seçildiklerinden aşağıdaki esaslar dahilinde imza beyannamesi ve sirkülerinin çıkarılmasına;
"şirketin amaç ve konusuna dahil olan her nevi işleri ve hukuki muameleleri şirket adına yapmak ve şirket unvanını kullanmak ve şirketin temsilinde Yönetim Kurulu Başkanı tek imza ile(münferiden) diğer yönetim kurulu üyelerinin ise çift imza ile yetkilendirilmelerine"

Oybirliği ile karar verildi.

Denildiğinden aşağıda mevcut imzalarımızın onaylanmasını talep ve rica ederiz.

Levent Erdoğan Kemaloğlu
Yönetim Kurulu Başkanı

Ali Tunç Kemaloğlu
Yönetim Kurulu Başkan Vekili

Yıldızfer Kemaloğlu Altın
Yönetim Kurulu Üyesi

Sarp Kemaloğlu
Yönetim Kurulu Üyesi

10570

T.C. KARŞIYAKA İKİNCİ NOTERİ Vekili [illegible] KÖROĞLU



№ 12171

DÜZENLEME ŞEKLİNDE VEKALETNAME

15 Mart 2012

İşbu vekaletname 30 Nisan 2012 tarihi mesai saati bitimine kadar geçerlidir.

Bugün İkibinoniki senesi Mart ayının Onbeşinci Perşembe günü.15.03.2012

Ben aşağıda imza ve mührüm yazılı Türkiye Cumhuriyeti Kanunlarının bahşettiği selahiyeti haiz Beykoz 2. Noteri Yunus Tatar yerine imzaya yetkili başkatip ESRA ERDOĞAN Orhan Veli Kanık Caddesi, Mihrabat İş Merkezi, No:84/4 Kavacık – Beykoz / İSTANBUL adresinde vazife başında iken edilen davet ve talep üzerine Rüzgarlıbahçe Mahallesi, Kavak Sokak, No : 16/2 Beykoz -İstanbul adresine gelerek mahallinde hazır olan MED UNION CONTAINERS ANONİM ŞİRKETİ'ni müşterek imzaları ile temsile yetkili bulunan ibraz ettikleri Sarıyer nüfus idaresinden verilen 19.01.2006 tarihli 587 kayıt no.lu, U09-047687 seri no.lu, no.lu resimli nüfus cüzdanına göre Kocaeli ili, Merkez ilçesi, Ömerağa Mahallesi, 0020 cilt, 00417 aile sıra no, [illegible] no ile kütükte kayıtlı bulunan, Bilecik 21.02.1942 doğumlu Halil ile [illegible] oğlu [illegible]56220268 T.C. kimlik numaralı Haluk KIRKBİR ile yine ibraz ettiği [illegible] nüfus idaresinden verilmiş 05.08.2010 tarih ve 10336 kayıt, R11 Seri [illegible] numaralı fotoğraflı Nüfus Cüzdanına göre Erzurum ili, Aşkale ilçesi, [illegible] köyü [illegible] 00[illegible] cilt, 00039 aile sıra no 0023 sıra numaralarında nüfusa kayıtlı, [illegible] ile Emine oğlu Aşkale 06.09.1960 doğumlu iş adresi Karaköy, [illegible] cad. "Karaköy" Ticaret Merkezi No:24-1 olduğunu söyleyen okur yazar 3[illegible]35296620 T.C. Kimlik Numaralı KURTULUŞ YILDIRIM; **MED UNION CONTAINERS ANONİM ŞİRKETİ** namına müşterek hareketle tarafımdan bir düzenleme şeklinde vekaletname düzenlenmesini, tanzim ve tasdikini istediler. Kendilerinin gösterdikleri kimliklerinden ve ilişikteki fotoğraftaki kişi olduğunu ve bu işlemi yapma yeteneklerinin bulunduğunu gördüm. Bunun üzerine adı geçen müracaat sahipleri takrire başladılar ve dediler ki;

"Tapu ile maliki bulunduğumuz İzmir İli, Çiğli İlçesi, Sasallı mahallesinde kain tapuda 27K-4B-C Pafta, 38 Ada, 1 Parsel no.da kayıtlı gayrimenkulümüzü TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketine dilediği bedel ve şartlarla kiraya vermeye, kira sözleşmesinin şartlarını tayine, Kira Sözleşmesi mündemiç olduğu kayıt ve şartlar birlikte tapu siciline şerh ettirmeye, noter veya tapu müdürlüğü huzurunda kira sözleşmesini ve evrakları imzaya, bu hususlarda yatırılması gereken vergi, harç ve giderlerini şirketimizi temsilen yatırmaya, fazla ve yersiz yatırılanları geri almaya 16493389126 T.C. Kimlik Numaralı Kemal Salih ÇOLAKOĞLU'nu yetkili ve mezun olmak üzere vekil, nasp ve tayin ettik." Verilen bu takriri ben selahiyetli noter olarak tanzim ettim. Muhteviyatını kendilerine okudum ve anlattım. Vekaletnameyi verenler de vekaletnameyi okudular. Arzularının aynen yazılmış olduğunu beyan etmeleri üzerine tarafımdan imzalanan bu vekaletname altı ilgili ile tarafımdan imza edilerek ve mühürlendi. Bugün İkibinoniki senesi Mart ayının Onbeşinci Perşembe günü.15.03.2012

ASLINDA İMZALIDIR

VEKALETNAMEYİ VEREN

№ 12171

MED UNION CONTAINERS ANONİM ŞİRKETİ
unvanlı şirket namına müştereken hareketle

15 Mart 2012

HALUK KIRKBİR	**KURTULUŞ YILDIRIM**
Yönetim Kurulu Bşk. Vek.	Yönetim Kurulu Üyesi
ASLINDA İMZALAR VARDIR	ASLINDA İMZALAR VARDIR

BEYKOZ 2. NOTERİ
Yunus TATAR
Yerine İmzaya Yetkili Başkatip
ESRA ERDOĞAN

DAYANAK :

Kdıköy 19. Noterliğinden 27 Ekim 2011 tarih 15254 yevmiye no.su ile tanzim ve tasdikli imza sirkülerinin tetkikinden İstanbul Ticaret Sicili Memurluğunun 125680 sicil numarasında kayıtlı bulunan MED UNION CONTAINERS ANONİM ŞİRKETİ unvanlı şirketi Yönetim Kurulu Üyesi Kurtuluş YILDIRIM ve Yönetim Kurulu Başkan Vekili Haluk KIRKBİR'in müşterek imzası ile temsile yetkili bulunduğu görülmüştür.

№ 10570

MED UNION CONTAINERS ANONİM ŞİRKETİ İMZA SİRKÜLERİ

015254

BİRİNCİ DERECE İMZALAR

Kemal Salih ÇOLAKOĞLU
YÖNETİM KURULU BAŞKANI

Haluk KIRKBİR
YÖNETİM KURULU BAŞKAN VEKİLİ

MÜSTENİDATTIR
TEK BAŞINA
KULLANILAMAZ

Hasan Tevfik ÇOLAKOĞLU
YÖNETİM KURULU ÜYESİ

Kurtuluş YILDIRIM
YÖNETİM KURULU ÜYESİ

İKİNCİ DERECE İMZALAR

Yücel ÜNAL
MUHASEBE MÜDÜRÜ

T.C.

0152

MED UNION CONTAINERS ANONİM ŞİRKETİ
Rüzgarlıbahçe Mahallesi, Kavak Sokak
No:16/2 Beykoz/İSTANBUL
Ticaret Sicili Numarası: İstanbul-125680/72893

İMZA SİRKÜLERİ

Şirketimiz adına belgeleri imzalamaya yetkili bulunan şahısların yetkilerinin şekil ve derecesi ile ad ve soyadlarını, unvanlarını ve imza örneklerini aşağıda sunuyoruz.

"1-)Gayrimenkul alım ve satımı, ipotek ve rehin verilmesi, şirkete ait gayri menkullerin kiraya verilmesi, her türlü borç senetleri ile bunlara ilişkin sözleşmelerin tanzim ve imzalanması, hakiki ve hükmi şahıslarla ortaklıklar kurulması ve mevcut ortaklıklara iştirak edilmesi, rüçhan haklarının kullanımı ve hisse senedi devirleri, feragat ve sulh anlaşmaları, ibra şerhleri ve alelumum kefaletler, Şirket lehine alınan ipotek ve hacizlerin fekki ile ilgili belgeler ve bu işlemlerle ilgili olarak verilecek vekaletnameler birinci derecede imza yetkisini haiz Yönetim Kurulu Başkanı, Başkan Vekili veya Üyelerden herhangi ikisinin müşterek imzalarını taşıyacaktır.

Ancak, yukarıda sayılan işlemlerin geçerliliği bu konularda Yönetim Kurulu'nca verilmiş bir kararın mevcudiyeti şartına bağlıdır.

2-)Ticari teklif ve anlaşmalar ile bu işlemlerle ilgili olarak verilecek vekaletnameler birinci derecede imza yetkisini haiz Yönetim Kurulu Başkanı, Başkan Vekili veya Üyelerden herhangi ikisinin müşterek imzalarını taşıyacaktır.

3-)Birinci ve ikinci maddede belirtilenler dışında kalan işlemlerle banka kredi taahhütnameleri ve kredi sözleşmeleri dahil Şirketi temsil ve ilzam edecek her türlü işlem ve belgeler,

- Birinci derecede imza yetkililerinden herhangi ikisinin müşterek imzalarını, veya
- Birinci derecede imza yetkililerinden herhangi birisi ile ikinci derecede imza yetkililerinden herhangi birisinin müşterek imzalarını,

taşıyacaktır.

4-)Yetkili imzaların Şirket unvanı altına atılması şarttır.

5-)İşbu sirküler hükümlerinin yürürlüğe girmesi ile birlikte eski sirküler hükümleri kendiliğinden yürürlükten kalkmıştır."

Bilgilerinize sunulur.

MED UNION CONTAINER
ANONİM ŞİRKETİ

№ 12171

15 Mart 2012

T.C.

İSTANBUL

TİCARET ODASI

FAALİYET BELGESİ
(SİCİL KAYIT SURETİ)

SİCİL NO : 125680 TARİH: 2/02/2012

UNVANI : MED UNION CONTAINERS ANONİM ŞİRKETİ

ADRES : KÜÇÜKSU MAH.KAVAK SOK. NO.16/2 BEYKOZ

FAALİYET KONUSU : Demir ve demir dışı metallerden her türlü özel ve genel maksatlı konteynır ve yedek parçalarını imal etmek,tamirini yapmak,her türlü mal taşımaya muhafaza etmeye ve aktarmaya yarayan sair kap ve ambalajlar ile gereçlerini ve bunların aksam ve parçalarını yapmak bunların presleme ve döküm ve sair suretlerde elde edilecek metal aksamı ve parçalarını imal etmek bu fıkrada bahsi geçen her türlü mamul yedek parça aksamı ve parçalarını imal etmek....ve 11.5.2005 tarihinde tescil edilen genel kurul kararında yazılı olan diğer işler.

MESLEK GR.: 46 METAL ÜRÜNLERİ VE MAKİNE EKİPMANLARI

NACE KODU : 25.99.99 Diğer başka yerde sınıflandırılmamış diğer fabrikasyon metal ürünlerin imalatı NACE Rev.01

DERECESİ : 02

SERMAYE : ********141.950,00 TL.dır

KAYDA BAŞLAMA TARİHİ : 25/ 1/1974

İŞBU BELGE ODA KAYDI FAAL OLAN YUKARIDA ÜNVANI YAZILI ÜYENİN TALEBİ ÜZERİNE VERİLMİŞTİR.

GENEL SEKRETER Y.

METİN KAYA
TİC.SİCİLİ VE TESCİL ŞB.
RAPORTÖRÜ

5079090223

№ 12167

MED UNION CONTAINERS ANONİM ŞİRKETİ
YÖNETİM KURULU KARARI

Karar Tarihi : 01/02/2012

Karar No. : 2012/1

15 Mart 2012

Toplantıya Katılanlar : Haluk KIRKBİR
Hasan Tevfik ÇOLAKOĞLU
Kurtuluş YILDIRIM

GÜNDEM :

Şirkete ait gayrimenkulün kiraya verilmesi hakkında.

MÜZAKERE VE KARARLAR:

Yönetim Kurulu Başkan Vekili **HALUK KIRKBİR** Başkanlığı'nda toplandı. Yönetim Kurulu Başkanı **Kemal Salih ÇOLAKOĞLU** uygun görülen mazereti nedeniyle toplantıya iştirak etmedi.

Gündem gereğince müzakerelere başlandı.

İzmir İli, Çiğli İlçesi, Sasalı Mahallesi, 27K-4B-C Pafta, 38 Ada, 1 Parsel no.da kayıtlı taşınmazımızın TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketine kiraya verilmesi, kira sözleşmesinin şartları tayin ve imzalamak hususlarında 16493389126 T.C. Kimlik Numaralı Kemal Salih ÇOLAKOĞLU'nun vekaletname ile yetkili kılınması oybirliği ile kararlaştırıldı.

Gündemde görüşülecek başka madde olmadığından toplantıya son verildi.

BAŞKAN VEKİLİ	ÜYE	ÜYE
Haluk KIRKBİR	Hasan Tevfik ÇOLAKOĞLU	Kurtuluş YILDIRIM

Türkiye Cumhuriyeti

T.C. KARŞIYAKA İKİNCİ NOTERLİĞİ
M.UĞUR ERONAT
1719 Sokak No:23/A K.YAKA-İZMİR
0232-3817036-3693737 - 3811026 FAKS:3699060

№ 10570

Y.NO.:(A)...

16 Mart 2012

İşbu işlem içeriği ilgililerden DAVİD HEREDERO'ya Türkçe'den İngilizce'ye aslına uygun olarak tarafımdan tercüme edilmiştir.

İNGİLİZCE YEMİNLİ TERCÜMAN
SEZA ZEKİ

SEZA ZEKİ
Yeminli Tercüman
Sworn Translator Sözlü Tercüme
Interprète Traducteur Assermenté

Bu Onaylama işlem (N.K.90.md.) altındaki imzanın gösterdiği, Konak Nüfus Müdürlüğü'nden verilmiş 11.1.2008 tarih, 2471 kayıt, G11 seri ve 724707 numaralı fotoğraflı Nüfus Cüzdanına göre İzmir ili Konak ilçesi Muratreis mahallesi / köyü 73 cilt, 87 aile sıra, 15 sıra numaralarında nüfusa kayıtlı olup, baba adı Hasan Fehmi, ana adı Emine Bertil, doğum tarihi 26.8.1950, doğum yeri İzmir olan ve halen AKDENİZ MAH. GAZİ OSMAN PAŞA BULVARI 2/9 KONAK/İZMİR adresinde oturduğunu, okur yazar olduğunu söyleyen, 16493389126 T.C. kimlik numaralı **MED UNION CONTAINERS ANONİM ŞİRKETİ adına vekaleten KEMAL SALİH ÇOLAKOĞLU,** gösterdiği Karşıyaka Nüfus Müdürlüğü'nden verilmiş 27.10.2010 tarih, 17321 kayıt, U11 seri ve 54221 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 21 sıra numaralarında nüfusa kayıtlı olup, baba adı Levent Erdoğan, ana adı Ayşe Güzin, doğum tarihi 26.5.1978, doğum yeri İzmir doğumlu ve okur yazar olduğunu söyleyen 19693346630 T.C. kimlik numaralı **SARP KEMALOĞLU,** Karşıyaka 2. Noterliğinden 3. ocak.2012 tarih ve 00311 yevmiye no ile onaylanan DGP-15381A6P1 'den verilme 22.05.2016 tarihine kadar geçerli 11.1.2011 tarihli AAC984596 PASAPORT nolu ESP ülke kodlu İSPANYA Pasaportu tercümesine göre İspanyol uyruklu 05.06.1971 doğumlu **DAVID HEREDERO OLAYO** 'a ait olup, **TPI-KOMPOZİT KANAT SANAYİ VE TİCARET ANONİM ŞİRKETİ adına müştereken** gösterdiği Karşıyaka Nüfus Müdürlüğü'nden verilmiş 2.7.2001 tarih, 11171 kayıt, S07 seri ve 830421 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 11 sıra numaralarında nüfusa kayıtlı olup, baba adı Ahmet Ayhan, ana adı Yıldızfer, doğum tarihi 14.11.1953, doğum yeri Ankara doğumlu ve okur yazar olduğunu söyleyen 19717345816 T.C. kimlik numaralı **ALKEG-ENERJİ SANAYİ VE TİCARET ANONİM ŞİRKETİ adına Yönetim Kurulu Başkanı LEVENT ERDOĞAN KEMALOĞLU**, adlı kişilere ait olduğunu ve ilgililerden **DAVID HEREDERO OLAYO**'nun ilgilizce dilini bilmesi nedeniyle Noterliğimiz yeminli tercümanlarından SEZA ZEKİ tarafından Türkçe'den İngilizce tevhim edilerek ve İşlerinin çokluğu nedeni ile daireye gelemediklerinden talepleri üzerine gidilen Atatürk caddesi Mayıs işhanı K.6/603 İZMİR adresinde mahallinde huzurumda imzalandığını onaylarım. İkibinoniki yılı Mart ayının onaltıncı günü 16.03.2012 göksel asıl/1 suret/2

KARŞIYAKA İKİNCİ NOTERİ
M. UĞUR ERONAT
Yerine imza yetkili Katip GÖKSEL ERÇELİK

DAYANAK:
BEYKOZ 2. Noterliğinden 15. mart.2012 tarih ve 12171 yevmiye no ile Düzenlenen vekaletname ile MED UNION CONTAINERS ANONİM ŞİRKETİ' vekili KEMAL SALİH ÇOLAKOĞLU'nun işbu kira sözleşmesini imzalamaya yetkili bulunduğu görülmüştür.

DAYANAK:
Karşıyaka 2. Noterliğinden 10. ocak.2012 tarih ve 01414 yevmiye no ile onaylı sirküler ile TPI-KOMPOZİT KANAT SANAYİ VE TİCARET ANONİM ŞİRKETİ'ni DAVID HEREDERO OLAYO ve SARP KEMALOĞLU'nun müşterek imzalarının şirketi temsil ve ilzama yetkili bulunduğu görülmüştür.

DAYANAK:
Karşıyaka 2. Noterliğinden 20. haziran.2011 tarih ve 23589 yevmiye no ile onaylı sirküler ile **ALKEG-ENERJİ SANAYİ VE TİCARET ANONİM ŞİRKETİ adına Yönetim Kurulu Başkanı LEVENT ERDOĞAN KEMALOĞLU**,'nun münferit imzasının şirketi temsil ve ilzama yetkili bulunduğu görülmüştür.
Noterlik kanunun 79. maddesine göre tarafımdan çıkartılıp eklenmiştir.

NOTER

KDV, Harç, Damga Vergisi ve Değerli Kağıt bedeli makbuz karşılığı tahsil edilmiştir.

16 Mart 2012 (A)

№ 1057

KİRA KONTRATOSU		LEASE AGREEMENT	
İl	İzmir	City	İzmir
İlçe	Çiğli	Province	Çiğli
Kiralanan Yer'in paftu, ada ve parsel no.su	Mahallesi : Sasalı mahallesi Pafta No : 27K-4B-C Ada No : 38 Parsel No: 1	Plot, block, parcel number of the Premises	District: Sasalı Plot no: 27K-4B-C, Block no: 38, Parcel no: 1
Kiralanan Yer'in cinsi	Özel Şartlar 2 nci maddesinde belirtilmiştir.	Type of the Premises	Defined under Article 2 of Special Conditions.
Kiraya Veren'in Unvanı	MED UNION CONTAINERS A.Ş. (Boğaziçi Kurumlar V.D 6130072220)	Name of the Lessor	MED UNION CONTAINERS A.Ş. (Boğaziçi Tax Office 6130072220)
Kiraya verenin adresi	Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul	Address of the Lessor	Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul
Kiracının Adı,soyadı	TPI Kompozit Kanat Sanayi Ve Ticaret A.Ş. (Çiğli V.D.)	Name of the Lessee	TPI Kompozit Kanat Sanayi Ve Ticaret A.Ş. (Çiğli V.D.)
Kiracının Adresi	Sok. 1 No. 66 Sasalı Çiğli İzmir	Address of the Lessee	Sok. 1 No. 66 Sasalı Çiğli İzmir
Bir yıllık kira karşılığı	Özel Şartlar 4 ncü maddesinde belirtilmiştir.	Annual rental fee	Defined under Article 4 of Special Conditions.
Bir aylık Kira karşılığı	Özel Şartlar 4 ncü maddesinde belirtilmiştir.	Monthly rental fee	Defined under Article 4 of Special Conditions.
Ne şekilde Ödeneceği	Özel Şartlar 4 ncü maddesinde belirtilmiştir.	Payment procedure	Defined under Article 4 of Special Conditions.
Kira müddeti	Özel Şartlar 3 ncü maddesinde belirtilmiştir.	Term of the lease	Defined under Article 3 of Special Conditions.
Kiranın başlangıcı	Özel Şartlar 3 ncü maddesinde belirtilmiştir.	Commencement date of the lease	Defined under Article 3 of Special Conditions.
Kiralanan şeyin durumu	Özel Şartlar 2 nci maddesinde belirtilmiştir.	Condition of the Premises	Defined under Article 2 of Special Conditions.
Mecurun vasfı	Özel Şartlar 2 nci maddesinde belirtilmiştir.	Status of the Premises	Defined under Article 2 of Special Conditions.

ÖZEL ŞARTLAR	SPECIAL CONDITIONS
Alkeg Enerji Sanayi ve Ticaret Anonim Şirketi (**"Eski Kiracı"** ve/veya **"Alkeg"**); Med Union Containers Anonim Şirketi (**"Kiraya Veren"** ve/veya **"Med"**) arasında imzalanan 25 Mart 2010 tarihli Kira Sözleşmesini (**"Sözleşme"**) Kiraya Veren'in muvafakati ile TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi'ne (**"Kiracı"** ve/veya **"TPI"**) devir etmiş olmakla;	The lease agreement (**"Agreement"**) executed by and between Alkeg Enerji Sanayi ve Ticaret (the **"Former Lessee"** and/or **"Alkeg"**) and Med Union Containers Anonim Şirketi (the **"Lessor"** and/or **"Med Union"**) on 25 March 2012 has been assigned to TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi (shall be hereinafter referred to as the **"Lessee"** and/or **"TPI"**) with the approval of the Lessor.
Taraflar 16 Mart 2012 tarihinde, İzmir şehrinde işbu Sözleşmeyi imzalamıştır.	Accordingly, this **Agreement** is executed on 16 March 2012 in the city of İzmir by and between the following Parties.
Madde I.	**Article I.**
Taraflar	**Parties**
Merkez adresi Rüzgarlıbahçe Mahallesi, Kavak Sokak, No: 16/2 34805 Beykoz – İstanbul olan ve	**MED UNION CONTAINERS ANONİM ŞİRKETİ** having its registered address at

T.C. ... NOTERLİĞİ

Sonuçlar : [O.K]
Mod : STD ECM
Geçen Süre : 06'19"
Baş.Zamanı : 03-ARA-2015 09:18 PER
Sayfa : 24
PK/Numara : 02123559999

Faks Numarası :
PK :

Mesaj Onay Raporu 03-ARA-2015 09:24 PER

27 Ekim 2011

Bu Onaylama işlem (N.K.90.md.) altındaki imzaların gösterdiği Konak Nüfus Müdürlüğü'nden verilmiş 11.1.2006 tarih, 2471 kayıt, G11 seri ve 724707 numaralı fotoğraflı Nüfus Cüzdanına göre İzmir İli Konak İlçesi Muratreis mahallesi / köyü 73 cilt, 87 aile sıra, 15 sıra numaralarında nüfusa kayıtlı olup, baba adı Hasan Fehmi, ana adı Emine Bertil, doğum tarihi 26.8.1950, doğum yeri İzmir olan ve halen AKDENİZ MAH. GAZİ OSMAN PAŞA BULVARI 2/9 KONAK/İZMİR adresinde oturduğunu, okur yazar olduğunu söyleyen, **16493389126 T.C. kimlik numaralı KEMAL SALİH ÇOLAKOĞLU,**

Sarıyer Nüfus Müdürlüğü'nden verilmiş 19.1.2006 tarih, 587 kayıt, U09 seri ve 47687 numaralı fotoğraflı Nüfus Cüzdanına göre Kocaeli İli İzmit İlçesi Ömerağa mahallesi / köyü 20 cilt, 417 aile sıra, 3 sıra numaralarında nüfusa kayıtlı olup, baba adı Halil, ana adı Hatice Saide, doğum tarihi 21.2.1942, doğum yeri Bilecik olan ve halen ANADOLU HİSARI MAH. YENİGÜN ÇIKMAZI SK. 11/1 BEYKOZ/İSTANBUL adresinde oturduğunu, okur yazar olduğunu söyleyen, **24956220368 T.C. kimlik numaralı HALUK KIRKBİR,**

Üsküdar Nüfus Müdürlüğü'nden verilmiş 29.3.2002 tarih, 6209 kayıt, Y07 seri ve 162109 numaralı fotoğraflı Nüfus Cüzdanına göre İstanbul İli Üsküdar İlçesi Kandilli mahallesi / köyü 25 cilt, 370 aile sıra, 1 sıra numaralarında nüfusa kayıtlı olup, baba adı Mehmet Rüştü, ana adı Mübeccel, doğum tarihi 20.1.1956, doğum yeri İstanbul olan ve halen adresinde oturduğunu, okur yazar olduğunu söyleyen, **25247073594 T.C. kimlik numaralı HASAN TEVFİK ÇOLAKOĞLU,**

Beyoğlu Nüfus Müdürlüğü'nden verilmiş 5.8.2010 tarih, 10336 kayıt, R11 seri ve 647206 numaralı fotoğraflı Nüfus Cüzdanına göre Erzurum İli Aşkale İlçesi Ovacık mahallesi / köyü 50 cilt, 39 aile sıra, 23 sıra numaralarında nüfusa kayıtlı olup, baba adı Tahsin, ana adı Emine, doğum tarihi 6.9.1960, doğum yeri Aşkale olan ve halen TEŞVİKİYE MAH. AHMET FETGARİ (KALIPÇI) SK. 6/3 ŞİŞLİ/İSTANBUL adresinde oturduğunu, okur yazar olduğunu söyleyen, **37735296620 T.C. kimlik numaralı KURTULUŞ YILDIRIM,**

Eyüp Nüfus Müdürlüğü'nden verilmiş 28.3.2008 tarih, 3594 kayıt, F11 seri ve 918428 numaralı fotoğraflı Nüfus Cüzdanına göre Kastamonu İli Çatalzeytin İlçesi Güneşler mahallesi / köyü 18 cilt, 21 aile sıra, 44 sıra numaralarında nüfusa kayıtlı olup, baba adı Ferid, ana adı Ayşe, doğum tarihi 7.10.1965, doğum yeri Bakırköy olan ve halen AKŞEMSETTİN MAH. ARI SK. 66/10 EYÜP/İSTANBUL adresinde oturduğunu, okur yazar olduğunu söyleyen, **27782053892 T.C. kimlik numaralı YÜCEL ÜNAL** adlı kişilere ait olduğunu ve dairede huzurumda imzalandığını onaylarım. İkibinonbir yılı Ekim ayının yirmiyedinci günü 27.10.2011 Y.Ö.

KADIKÖY 19.NOTERİ
PERİHAN AKÇA

DAYANAK:
Türkiye ticaret sicili gazetesinin 14.06.2011 tarih ve 7836 sayılı nüshasının 600.sayfasında ilan edilen İstanbul ticaret sicili memurluğunun 125680 sicil numarasında kayıtlı bulunan MED UNION CONTAINERS ANONİM ŞİRKETİ ünvanlı şirkete ait 24 Mayıs 2011 toplantı tarihli, 3 toplantı no.lu yönetim kurulu kararına göre:

Med Union Containers Anonim Şirketi
Yönetim Kurulu Kararı

Toplantı No: 3
Toplantı Tarihi: 24 Mayıs 2011
Gündem: Görev bölümü, İmza yetkisi ve Şirketin temsil ve ilzam yetki hakkında,

Müzakere Ve Kararlar:

Med Union Containers Anonim Şirketi Yönetim Kurulu 24 Mayıs 2011 tarihli Olağan Genel Kurul toplantısında üyeliklere seçilmiş bulunan Kemal Salih Çolakoğlu, Hasan Tevfik Çolakoğlu, Haluk Kırkbir ve Kurtuluş Yıldırım'ın iştirakleri ile 24 Mayıs 2011 tarihinde Şirket merkezinde toplandı.

Gündem gereğince müzakerelere geçildi.

I-Yönetim Kurulu Üyeleri arasında yapılan görev bölümü neticesi Kemal Salih Çolakoğlu'nun Yönetim Kurulu Başkanlığına, Haluk Kırkbir'in Yönetim Kurulu Başkan Vekilliğine seçilmelerine;

II-

- Yönetim Kurulu Başkanı Kemal Salih Çolakoğlu(T.C.Kimlik No: 16493389126), Yönetim Kurulu Başkan Vekili Haluk Kırkbir (T.C.Kimlik No:24956220368) ve Yönetim Kurulu Üyesi Hasan Tevfik Çolakoğlu(T.C.Kimlik No: 25247073594)'na şirket adına daha evvel verilerek tescil ve ilan edilmiş olan birinci derece imza yetkilerinin teyit edilmesine,

- Yönetim Kurulu Üyesi Kurtuluş Yıldırım(T.C.Kimlik No: 37735296620)'a Şirket adına birinci derecede imza yetkisi verilmesine;

- Yönetim Kurulu Üyeliği sona eren Ali Haydar Akça'nın Şirketimiz adına hala [illegible] imza yetkisinin kaldırılmasına [illegible]

- Muhasebe Müdürü Yücel Ünal T.C.Kimlik No:27782053892'a şirket adına daha evvel verilerek temsil edilmiş olan İkinci [illegible] imza yetkisinin teyit ve [illegible]

III-Şirketin temsil ve ilzamı hakkında müstakil [illegible] alınan esasların [illegible] birliği ile karar verildi.

1-)Gayrimenkullerin [illegible] ipotek ve rehin verilmesi, [illegible] ait gayri menkullerin [illegible] verilmesi, her türlü [illegible] ile bunlara ilişkin [illegible] temini ve imzalanması [illegible] hükmi şahıslarla [illegible] kurulması ve mevcut [illegible] iştirak edilmesi, [illegible] kullanımı ve [illegible] feragat ve [illegible] çekleri ve [illegible] Şirket [illegible] ipotek ve [illegible] ile ilgili belgeler ve bu [illegible] ilgili olarak [illegible] [illegible] Yönetim [illegible] Başkan Vekili [illegible] herhangi ikisinin [illegible] taşıyacaktır.

[illegible] yukarıda sayılan [illegible] geçerliliği bu konularda Yönetim Kurulu'nca verilmiş bir kararın mevcudiyeti şartına bağlıdır.

2-)Ticari vekil ve anlaşmalar ile bu işlemlerle ilgili olarak verilecek [illegible] birinci derecede imza yetkisini haiz Yönetim Kurulu Başkanı, Başkan Vekili veya Üyelerden herhangi ikisinin müşterek imzalarını taşıyacaktır.

[illegible] ve [illegible] maddede [illegible] kalan [illegible] kredi [illegible] ve [illegible] Şirketi temsil ve ilzam edecek her türlü işlem ve belgeler,

- Birinci derecede imza yetkililerinden herhangi ikisinin müşterek imzaları, veya

- Birinci derecede imza yetkililerinden herhangi birisi ile ikinci derecede imza yetkililerinden herhangi birisinin müşterek imzalarını taşıyacaktır.

4-)Yetkili imzaların Şirket ünvanı altına atılması şarttır.

5-)İşbu sirküler hükümlerinin yürürlüğe girmesi ile birlikte eski sirküler hükümleri kendiliğinden yürürlükten kalkmıştır.

Gündemde görüşülecek başka madde olmadığından toplantıya son verildi.

[illegible] TEK BAŞINA KULLANILAMAZ

SİRKÜLER

...RKEZİ İzmir Çiğli-Sasalı 1. Sokak No: 66 adresinde bulunan ve İzmir Ticaret Sicil ...ürlüğünün Merkez-157764 sicil numarasında tescilli bulunan ;

TPI-KOMPOZİT KANAT SANAYİ VE TİCARET ANONİM ŞİRKETİ

unvanlı Şirketin, Karşıyaka 2.Noterliğinden onaylı 13 Aralık 2011tarihli 44530 yevmiye sayılı Karar Defterinin beşinci sayfasında yapışık 02.01.2012 tarihli 2012/5 sıra numaralı kararı gereğince;

№ 01414

KARARLAR;

1.Bir önceki kararlar okunarak imzalandı,

2. T.C.İzmir Valliliği Bilim Sanayi ve Teknoloji Bakanlığı İl Müdürlüğü'nün 19/12/2011 tarih, 5156 sayılı yazıları ile Bakanlık Komiseri Mevlüt DURMAZ gözetiminde 28/12/2011 Çarşamba günü saat 14.00 de yapılan OLAĞANÜSTÜ GENEL KURUL TOPLANTI sında ÜÇYIL süreyle görev yapmak üzere Yönetim Kuruluna dördüncü üye olarak Epayİnşaat,Madencilik Sanayi ve Ticaret Anonim Şirketi'nin temsilcisiolarak David Heredero Olayo seçildiğinden;

Türkiye Ticaret Sicili Gazetesinin 15 Aralık 2011 tarih 7962 sayılı nüshasının 673 ve 674 ncü sayfalarında 157764 sicil numarası ile tescil ve ilan edilen ana sözleşmenin geçici iki ve üçüncü maddelerine istinaden " Üç Yıllığına;Şirketin yeni görev bölümü ,imza beyannamesi ve sirkülerinin düzenlenmesi hakkındaki kararı üzerine; T.C.Karşıyaka İkinci Noterliğince onaylanan 13 Aralık 2011 tarih ve 44474 yevmiye no.lu sirkülerinin iptaline ve yeni imza beyannamesi ve sirkülerin aşağıdaki esaslar dahilinde hazırlanmasına;

"şirketin amaç ve konusuna dahil olan her birinde azami 10.000 ABD Doları (OnbinAmerikanDoları) veya karşılığı Türk Lirasına kadar olmak üzere, her nevi işlemi herhangi bir yönetim kurulu üyesinden ikisinin şirket kaşesi ve unvanı altındaatacağı müşterek imzaları ile Şirketin temsil ve ilzamına, 10.000 ABD Doları(OnbinAmerikanDoları) veya karşılığı Türk Lirasını aşan bir veya birbirine bağlı birden çok her nevi işlemde,Şirketinyönetim kurulu üyesi Davit Heredero Olayo ile herhangi bir yönetim kurulu üyesinin atacağı müşterek imza ile temsil ve ilzamına,

Bu hususun Ticaret siciline tescil ve ilanına;

10 Ocak 2012

Oybirliği/Oyçokluğu ile karar verildi.

Denildiğinden aşağıda mevcut imzanın onaylanmasını talep ve rica ederiz.

Levent Erdoğan Kemaloğlu
Yönetim Kurulu Başkanı

David Heredoro Olayo
Yönetim Kurulu Üyesi

Sarp Kemaloğlu
Yönetim Kurulu Üyesi

Yıldızfer Kemaloğlu Altın
Yönetim Kurulu Üyesi

T.C. KARŞIYAKA İKİNCİ NOTERİ Süleyman KÜRŞÇÜLÜ

Türkiye Cumhuriyeti

T.C KARŞIYAKA 2 NOTERLIĞI
M. UĞUR ERONAT
1719(Belediye)Sokak no 23/A KARŞIYAKA-İZMİR
232-3693737-3817036-3811026 Faks 3693060

Y.NO.:(A).........

İmza beyannamesi metni DAVID HEREDERO OLAYO'ya türkçeden ingilizceye olarak tercüme edilmiştir.
SEZA ZEKİ
Yeminli Tercüman

Bu Onaylamaya ekli (N.F. 90 nolu) abadaki imzaların gösterdiği, Karşıyaka Nüfus Müdürlüğü'nden 2.7.2001 tarih, 11171 kayıt, 507 seri ve 830481 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya Çarşı mahallesi / köyü 2 cilt, 52 aile sıra, 11 sıra numaralarında nüfusa kayıtlı olup, baba adı Ahmet Ayla adı Yıldızfer, doğum tarihi 14.11.1953, doğum yeri Ankara olan, 19717345816* T.C. kimlik numaralı LEVENT ERDOĞAN KEMALOĞLU, Karşıyaka Nüfus Müdürlüğü'nden verilmiş 27.10.2010 tarih, 17321 kayıt, U11 54221 numaralı fotoğraflı Nüfus Cüzdanına göre Antalya ili Alanya ilçesi Çarşı mahallesi / köyü 2 cilt, 52 aile 21 sıra numaralarında nüfusa kayıtlı olup, baba adı Levent Erdoğan, ana adı Ayşe Güzin, doğum tarihi 26... doğum yeri İzmir olan, 19693346630 T.C. kimlik numaralı SARP KEMALOĞLU, Karşıyaka Nüfus Müdürlüğü verilmiş 26.4.2010 tarih, 5329 kayıt, M10 seri ve 847029 numaralı fotoğraflı Nüfus Cüzdanına göre Kırıkkale Keskin ilçesi Köprü/Fatih mahallesi / köyü 63 cilt, 120 aile sıra, 81 sıra numaralarında nüfusa kayıtlı olup, baba Murat, ana adı Müberra, doğum tarihi 16.11.1982, doğum yeri Ankara olan, 19678347140 T.C. kimlik numaralı YILDIZFER KEMALOĞLU ALTIN, ile Karşıyaka ikinci noterliğinden tasdikli 03.01.2012 tarihli 00311 yevmiye sayılı pasaport tercümesine istinaden DAVID HEREDERO OLAYO adlı kişilere ait olduğunu, David Heredero Olayo'nun ingilizce bilmesi nedeniyle noterliğimiz yeminli tercümanlarından SEZA ZEKİ tarafından imza beyannamesi metni türkçeden ingilizce olarak David Heredero Olayo adlı kişiye tefhim edildiğini ve müteakip işlerinin yoğunluğu nedeni ile mahallinde huzurumda imzalandığını onaylarım. İkibinoniki yılı Ocak ayının Onuncu günü. 10.01.2012 süleyman

KARŞIYAKA 2 NOTERİ
M. UĞUR ERONAT

DAYANAK: K.yaka 2.noterliğinden onaylı 03.01.2012 tarihli 00306 yevmiye no. ile onaylı 02.01.2012 tarihli 2012/5 no.lu karar sirküler metnine aynen yazılmış olup kararın İzmir Ticaret Sicilinin Merkez 157764 numarasına 04.01.2012 tarihinde tescil edildiği görüldü.
NOTER V.

KDV Harç Damga Vergisi ve Değerli Kağıt bedeli makbuz karşılığı tahsil edilmiştir

A-6